As filed with the Securities and Exchange Commission on March 02, 2015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: June 30

Date of reporting period: July 1, 2014 – December 31, 2014

ITEM 1. REPORT TO STOCKHOLDERS.

Auxier Focus Fund

Semi-Annual Report

December 31, 2014
(Unaudited)

Fund Adviser:
Auxier Asset Management LLC
5285 Meadows Road
Suite 333
Lake Oswego, Oregon 97035

Toll Free: (877) 3AUXIER or (877) 328-9437

AUXIER FOCUS FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2014

ANNUALIZED
	Inception *	Ten Year	Five Year	Three Year	One Year
Auxier Focus Fund Investor Class Shares	7.55%	6.93%	10.93%	13.05%	7.34%
S&P 500 Index	4.46%	7.67%	15.45%	20.41%	13.69%
CUMULATIVE
	Inception *	Ten Year	Five Year	Three Year	One Year
Auxier Focus Fund Investor Class Shares	208.50%	95.42%	67.95%	44.50%	7.34%
S&P 500 Index	96.39%	109.47%	105.14%	74.60%	13.69%
* Fund inception: July 9, 1999

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s Investor Class Share’s annual operating expense ratio (gross) is 1.26%. The Fund’s adviser has contractually agreed to waive a portion of its fee and/or reimburse Fund expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend expenses on short sales, and extraordinary expenses) to 1.25%, which is in effect until October 31, 2015. Other share classes may vary. The Fund charges a 2.0% redemption fee on shares redeemed within 180days of purchase.  For the most recent month-end performance, please call (877)328-9437 or visit the Advisor’s website at www.auxierasset.com. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

Year End 2014 Commentary

As of December 31, 2014, Auxier Focus Fund was comprised of 77.73% U.S. equities, 13.87% foreign stocks, 0.2% fixed income, and 8.2% cash. The Fund returned 4.40% in the fourth quarter of 2014. The Fund’s stock portfolio had a corresponding 5.17% gain, versus 4.93% for Standard & Poor’s 500 Stock Index. For the year, the Fund returned 7.34% (stocks up 10%), versus the S&P 500’s 13.69%. By comparison, the Dow Jones Industrial Average rose 5.2% for the quarter and 10% for the year. Foreign stocks in developed countries generally declined 4.5% in 2014 (MSCI EAFE Index). The Thomson Reuters CRB Index showed commodities continued to correct, losing over 16%.

Portfolio Highlights

Our performance in 2014 was undermined in part by the U.S. dollar’s sharp rise in value. Reason: an appreciating greenback dilutes profits earned overseas by the Fund’s many multinational and foreign holdings, detracting from favorable returns in the more defensive domestic healthcare, insurance, drugstore, food and beverage names. The energy sector was hit hard due to the steep declines in crude oil, but that represents less than 4.7% of the portfolio. Overall, the Fund has typically done well in a period of weaker commodity price inputs. Bargain purchases made in Europe are starting to improve fundamentally and should be a more positive contributor in 2015. We continue to place greater emphasis on health, wellness and nutrition. Quality ingredients are being demanded by consumers as concepts like farm-to-table gain broader acceptance. People are willing to pay more to benefit from the connection between nutrition, the immune system and
Top Holdings on 12/31/2014	% Assets
Molson Coors Brewing	4.5
Pepsico	3.3
Bank of New York Mellon	3.2
Kroger	2.6
Microsoft	2.5
Medtronic	2.4
UnitedHealth Group	2.2
America Movil	2.2
Philip Morris	2.2
Corning	2.2

1

AUXIER FOCUS FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2014

health. We have always invested along the food chain, especially in difficult economic conditions. To sustain high compounded returns, you need enduring products and services that don’t eventually become obsolete. You could say that we prefer potato chips to memory chips. For example, we first invested in Pepsico in 1983 in the midst of a mania for newly issued personal computer stocks. Today we still own Pepsico and its spinoff Yum Brands (Kentucky Fried Chicken, Pizza Hut, Taco Bell). But the majority of PC makers that went public back then no longer exist. In fact, the Bureau of Economic Analysis just reported that PC prices have dropped 99.9 percent since 1980.

Capitalizing on Today’s Oil Sheik-Out

A 50% decline in oil prices since June is a material change in the investment equation. Such energy price swings have been a meaningful factor in past market valuations. The cheapest stock markets we have seen in the past 50 years resulted from major oil shocks in 1973-74 (prices tripled) and 1979-80 (prices doubled). When oil crashed in 1986—down 67% in four months—we saw price-to-earnings multiples on the market expand over 25% to 22 in 1987. The oil price decline to $10 a barrel in 1998 contributed to bubble valuations in blue chips like Coca-Cola, which traded over 50 times earnings. In fact, over the past 30 years, when oil prices have declined by 30% or more in a six month time frame, the S&P 500 has been higher twelve months later—over 10% higher on four of six occasions. At current energy price levels, the typical family could pocket $750 to $1,000 this year from savings on gasoline, heating oil and natural gas. Adding to the energy glut, global production capacity of liquefied natural gas (LNG) appears likely to jump the most in four years in 2015. Over the past five years, oil and gas companies have taken on over $1.2 trillion in new borrowings. (Source: Dealogic) This volatile combination of too much supply and debt will likely lead to tremendous corporate blow ups—and resulting energy sector bargains. We are researching for long-term opportunities in both debt and equity. We are watching closely for an anticipated catalyst, perhaps in the form of mergers to put more of a floor under stock values, before investing in a major way.  However, the portfolio still stands to benefit from the positive impact of lower energy costs on our core holdings.

Harnessing Technology’s Exponential Advances

EOG Resources, Inc. is a well-managed U.S. leader in shale-based oil and gas. EOG has reduced drilling days from 14.2 in 2012 to 4.3 days recently dramatically lowering their cost of production. They now believe they can achieve a 10% return when oil is as low as $40 a barrel in the South Texas Eagle Ford. Venture capitalist Andreessen Horowitz notes that Apple’s iPhone 6, unveiled in September 2014, sports a processor with 625 times more transistors than a 1995 Pentium CPU then common in PCs. On the iPhone 6's launch weekend, Apple sold 25 times more CPU transistors than were in all the PCs worldwide in 1995. More and better data is supercharging innovation and improving management of resources; if you can’t measure it, you can’t manage it. Due in large part to these advances, especially in mobile, Bill Gates has recently commented that, “by 2035 there will be almost no poor countries left in the world.” We are constantly seeking out management and companies that can apply these advances to dull and mundane businesses, while enhancing the value proposition for customers in the form of superior products and services. As technology enlightens and emboldens individuals around the globe, businesses focused on product quality will flourish and reward their owners, perhaps exponentially.

According to Wall Street sage Jim Grant, “The current roster of 70 “billion dollar” startups globally is nearly twice as large as the number during the boom years in 1999 and 2000.” These high prices are unleashing a torrent of brainpower seeking the prize. Biotech is enjoying a similar boom. Cures for cancer may be in sight through immunotherapy. However, as we have seen with the commodity bust (beginning in 2011), and  crude oil’s 50% tank in six months, high prices, good times and booms don’t last forever. Free markets are great at purging bad behavior and poor capital allocation into popular fads. In the face of soaring prices, investors’ brains consistently seem to disengage about supply and demand, investment odds and the normal cyclicality and volatility of developed economies. Where markets are free to function, however, lower prices usually result through competition and greater supply. What happens where governments intervene? Look to Venezuela, which sits on the largest oil reserves on earth. Heavy handed government interventions have altered the free market mechanism. Inflation is soaring 60% annually and store lines for basic necessities are stretching up to 1,500 people at a time.

Outlook 2015

Consumer spending accounts for close to 70% of the U.S. economy, where recent trends are the most promising since 2006. The sharp decline in most energy prices, together with improving employment trends, provide a tailwind for domestic companies. We continue to see selective opportunities among large companies that typically are downsizing and energized by small teams armed with rapidly advancing technology. Like noted anthropologist Margaret Mead said, “Never doubt that a small group of thoughtful, committed citizens can change the world. Indeed it is the only thing that ever has.”

2

AUXIER FOCUS FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2014

We appreciate your trust.

Sincerely,

Jeff Auxier

Fund returns (i) assume the reinvestment of all dividends and capital gain distributions and (ii) would have been lower during the period if certain fees and expenses had not been waived.  Performance shown is for the Fund’s Investor Class shares; returns for other share classes will vary.   Performance for Investor Class shares for periods prior to December 10, 2004 reflects performance of the applicable share class of Auxier Focus Fund, a series of Unified Series Trust (the “Predecessor Fund”).  Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds.  The performance of the Fund’s Investor Class shares for the period prior to December 10, 2004 reflects the expenses of the Predecessor Fund.

The Fund may invest in value and/or growth stocks. Investments in value stocks are subject to risk that their intrinsic value may never be realized and investments in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. In addition, the Fund may invest in mid-sized companies which generally carry greater risk than is customarily associated with larger companies. Moreover, if the Fund's portfolio is overweighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. An increase in interest rates typically causes a fall in the value of a debt security (Fixed-Income Securities Risk) with corresponding changes to the Fund’s value.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on 500 widely held common stocks. The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq. Thomson Reuters Core Commodity CRB Index currently consists of 19 commodities and acts as a representative indicator of today’s global commodity markets. The MSCI EAFE Index is recognized as the pre-eminent benchmark in the United States to measure international equity performance. It comprises the MSCI country indices that represent developed markets outside of North America: Europe, Australasia and the Far East. One cannot invest directly in an index or average.

The views in this shareholder letter were those of the Fund Manager as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter.  These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

3

AUXIER FOCUS FUND
PERFORMANCE CHART AND ANALYSIS
DECEMBER 31, 2014
The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in the Fund compared with the performance of the benchmark, the S&P 500 Index ("S&P 500"), over the past ten fiscal years. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the Fund's classes includes the maximum sales charge of 5.75% (A Shares only) and operating expenses that reduce returns, while the total return of the S&P 500 does not include the effect of sales charges and expenses. A Shares are subject to a 1.00% contingent deferred sales charge on shares purchased without an initial sales charge and redeemed less than one year after purchase. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

Comparison of Change in Value of a $10,000 Investment
Investor Shares vs. S&P 500 Index

Average Annual Total Returns Periods Ended December 31, 2014:	1 Year	5 Years	10 Years	Since Inception(1)
Investor Shares	7.34%	10.93%	6.93%	7.55%
S&P 500 Index (Since July 9, 1999)	13.69%	15.45%	7.67%	4.46%
A Shares (with sales charge)(2)(3)	1.18%	9.62%	6.30%	7.14%
Institutional Shares(3)	7.66%	11.07%	7.00%	7.59%

(1)	Investor, A Shares and Institutional Shares commenced operations on July 9, 1999, July 8, 2005, and May 9, 2012, respectively.
(2)
Due to shareholder redemptions on August 21, 2005, net assets of the class were zero from the close of business on that date until September 22, 2005. Financial information presented for the period August 21, 2005 to September 22, 2005 reflects performance of Investor Shares of the Fund.

(3)
For A Shares and Institutional Shares, performance for the 10-year and since inception periods are blended average annual returns which include the returns of the Investor Shares prior to commencement of operations of the A Shares and Institutional Shares. For Institutional Shares, performance for the 5-year period is a blended average annual which includes the return of the Investor Shares prior to commencement of operations of the Institutional Shares.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please visit the website of the Fund's investment adviser at www.auxierasset.com or call (877) 328-9437. As stated in the Fund's prospectus, the annual operating expense ratios (gross) for Institutional Shares, Investor Shares and A Shares are 1.47%, 1.26% and 1.62%, respectively. However, the Fund's adviser has contractually agreed to waive a portion of its fees and/or to reimburse expenses to limit  total annual fund operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend expenses on short sales, and extraordinary expenses) to 1.00%, 1.25% and 1.25% for Institutional Shares, Investor Shares and A Shares, respectively through October 31, 2015. Shares redeemed within 180 days of purchase will be charged a 2.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

Performance for Investor Shares for periods prior to December 10, 2004, reflects performance and expenses of Auxier Focus Fund, a series of Unified Series Trust (the “Predecessor Fund”). Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds.

4

AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014

	Security
Shares	Description	Value
Common Stock - 91.7%
Communications - 4.8%
289,525	America Movil SAB de CV, ADR	$6,421,664
23,834	Cisco Systems, Inc.	662,943
6,499	DIRECTV (a)	563,463
1,100	eBay, Inc. (a)	61,732
399,086	Telefonica SA, ADR	5,671,008
13,500	Twenty-First Century Fox, Inc., Class A	518,468
3,000	Viacom, Inc., Class B	225,750
		14,125,028
Consumer Discretionary - 12.0%
128,379	Apollo Education Group, Inc., Class A (a)	4,379,008
56,266	Arcos Dorados Holdings, Inc., Class A	304,399
39,380	Coach, Inc.	1,479,113
37,860	Comcast Corp., Class A	2,196,259
16,020	CST Brands, Inc.	698,632
51,490	CVS Health Corp.	4,959,002
1,547	Discovery Communications, Inc., Class A (a)	53,294
4,641	Discovery Communications, Inc., Class C (a)	156,495
16,250	General Motors Co.	567,287
164,150	H&R Block, Inc.	5,528,572
263,976	Lincoln Educational Services Corp.	744,412
20,050	Lowe's Cos., Inc.	1,379,440
10,750	McDonald's Corp.	1,007,275
3,250	Sally Beauty Holdings, Inc. (a)	99,905
1,176	The Andersons, Inc.	62,493
4,725	The Home Depot, Inc.	495,983
290	Time Warner Cable, Inc.	44,097
12,650	Time Warner, Inc.	1,080,563
24,135	Vitamin Shoppe, Inc. (a)	1,172,478
58,050	Wal-Mart Stores, Inc.	4,985,334
116,102	Weight Watchers International, Inc. (a)	2,883,974
8,600	Yum! Brands, Inc.	626,510
		34,904,525
Consumer Staples - 28.4%
3,400	Alkermes PLC (a)	199,104
411,378	Alliance One International, Inc. (a)	649,977
62,500	Altria Group, Inc.	3,079,375
27,221	Anthem, Inc.	3,420,863
19,200	Baxter International, Inc.	1,407,168
15,100	British American Tobacco PLC, ADR	1,628,082
13,200	Coca-Cola HBC AG, ADR (a)	250,008
21,580	Community Health Systems, Inc. (a)	1,163,594
54,435	ConAgra Foods, Inc.	1,974,902
8,785	Diageo PLC, ADR	1,002,281
35,050	Dr. Pepper Snapple Group, Inc.	2,512,384
47,424	Express Scripts Holding Co. (a)	4,015,390
64,242	Hospira, Inc. (a)	3,934,822
20,100	Kelly Services, Inc., Class A	342,102
176,232	Molson Coors Brewing Co., Class B	13,132,809
12,600	Monster Beverage Corp. (a)	1,365,210
102,260	PepsiCo, Inc.	9,669,705
78,660	Philip Morris International, Inc.	6,406,857
517,921	Tesco PLC, ADR	4,503,323
72,300	The Coca-Cola Co.	3,052,506
2,200	The JM Smucker Co.	222,156
119,084	The Kroger Co.	7,646,384
42,925	The Procter & Gamble Co.	3,910,038
212,090	The Western Union Co.	3,798,532
90,400	Unilever NV, ADR	3,529,216
		82,816,788

Energy - 4.1%
10,235	Apache Corp.	641,427
144,810	BP PLC, ADR	5,520,157
16,750	Chevron Corp.	1,879,015
15,600	ConocoPhillips	1,077,336
9,200	Exxon Mobil Corp.	850,540
800	Lukoil OAO, ADR	31,840
7,800	Phillips 66	559,260
2,175	Royal Dutch Shell PLC, ADR	145,616
22,550	Transocean, Ltd.	413,342
19,100	Valero Energy Corp.	945,450
		12,063,983
Financials - 16.6%
42,250	Aflac, Inc.	2,581,052
39,000	American International Group, Inc.	2,184,390
1,280	Ameriprise Financial, Inc.	169,280
208,649	Bank of America Corp.	3,732,731
16,000	Berkshire Hathaway, Inc., Class B (a)	2,402,400
570	Capital One Financial Corp.	47,054
76,724	Central Pacific Financial Corp.	1,649,566
23,650	Citigroup, Inc.	1,279,701
130,068	Credit Suisse Group AG, ADR	3,262,105
80,175	Franklin Resources, Inc.	4,439,290
24,900	Legg Mason, Inc.	1,328,913
50,390	Marsh & McLennan Cos., Inc.	2,884,324
60,950	MasterCard, Inc., Class A	5,251,452
3,145	Mercury General Corp.	178,227
500	The Allstate Corp.	35,125
227,600	The Bank of New York Mellon Corp.	9,233,732
38,418	The Travelers Cos., Inc.	4,066,545
7,350	U.S. Bancorp	330,383
8,149	Unum Group	284,237
7,900	Visa, Inc., Class A	2,071,380
23,000	Waddell & Reed Financial, Inc., Class A	1,145,860
500	Wells Fargo & Co.	27,410
		48,585,157
Health Care - 15.0%
42,600	Abbott Laboratories	1,917,852
23,700	Becton Dickinson and Co.	3,298,092
65,005	GlaxoSmithKline PLC, ADR	2,778,314
50,950	Johnson & Johnson	5,327,841
1,100	Laboratory Corp. of America Holdings (a)	118,690
97,003	Medtronic, Inc.	7,003,617
105,610	Merck & Co., Inc.	5,997,592
63,782	Pfizer, Inc.	1,986,809
50,267	Quest Diagnostics, Inc.	3,370,905
63,674	UnitedHealth Group, Inc.	6,436,805
49,400	Zimmer Holdings, Inc.	5,602,948
		43,839,465
Industrials - 3.6%
21,550	AGCO Corp.	974,060
12,030	Brady Corp., Class A	328,900
276,750	Corning, Inc.	6,345,877
12,500	Raytheon Co.	1,352,125
3,500	Textainer Group Holdings, Ltd.	120,120
2,550	The Boeing Co.	331,449
8,515	United Parcel Service, Inc., Class B	946,613
		10,399,144
Information Technology - 4.5%
100	Google, Inc., Class C (a)	52,640
52,325	Intel Corp.	1,898,874

See Notes to Financial Statements.	5

AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014

Security
Shares	Description	Value
159,114	Microsoft Corp.			$7,390,845
82,320	Oracle Corp.			3,701,931
				13,044,290
Materials - 2.2%
28,050	E.I. du Pont de Nemours & Co.			2,074,017
7,000	LyondellBasell Industries NV, Class A			555,730
6,400	Precision Castparts Corp.			1,541,632
47,350	The Dow Chemical Co.			2,159,634
14,000	Vale SA, ADR			114,520
				6,445,533
Telecommunications - 0.4%
27,300	AT&T, Inc.			917,007
7,335	Verizon Communications, Inc.			343,131
				1,260,138
Utilities - 0.1%
5,616	FirstService Corp.			285,630
Total Common Stock
(Cost $174,261,378)				267,769,681
Rights - 0.0%
310,867	Community Health Systems, Inc. (a)(Cost $0)			7,772
Total Equity Securities
(Cost $174,261,378)				267,777,453

Principal		Rate	Maturity
Corporate Non-Convertible Bonds - 0.1%
Materials - 0.1%
$200,000	Newmont Mining Corp. (Cost $188,453)	3.50%	03/15/22	188,126

Municipal Bonds - 0.1%
Ohio - 0.1%
550,000	Buckeye Tobacco Settlement Financing Authority (Cost $377,506)	5.88	06/01/47	449,080
Total Fixed Income Securities
(Cost $565,959)				637,206
Total Investments - 91.9%
(Cost $174,827,337)*				$268,414,659
Other Assets & Liabilities, Net – 8.1%				23,691,161
Net Assets – 100.0%				$292,105,820

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.

* Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$104,737,635
Gross Unrealized Depreciation	(11,150,313)
Net Unrealized Appreciation	$93,587,322

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2014.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Investments At Value
Common Stock
Communications	$14,125,028	$-	$-	$14,125,028
Consumer Discretionary	34,904,525	-	-	34,904,525
Consumer Staples	82,816,788	-	-	82,816,788
Energy	12,063,983	-	-	12,063,983
Financials	48,585,157	-	-	48,585,157
Health Care	43,839,465	-	-	43,839,465
Industrials	10,399,144	-	-	10,399,144
Information Technology	13,044,290	-	-	13,044,290
Materials	6,445,533	-	-	6,445,533
Telecommunications	1,260,138	-	-	1,260,138
Utilities	285,630	-	-	285,630
Corporate Non-Convertible Bonds	-	188,126	-	188,126
Municipal Bonds	-	449,080	-	449,080
Rights	7,772	-	-	7,772
Total Assets	$267,777,453	$637,206	$-	$268,414,659

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended December 31, 2014.

PORTFOLIO HOLDINGS
% of Net Assets
Common Stock	91.7%
Corporate Non-Convertible Bonds	0.1%
Municipal Bonds	0.1%
Rights	0.0%
Cash and Other Net Assets	8.1%

100.0%

See Notes to Financial Statements.	6

AUXIER FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31,2014

ASSETS
Total investments, at value (Cost $174,827,337)	$268,414,659
Cash	23,543,304
Receivables:
Fund shares sold	232,953
Investment securities sold	580,000
Dividends and interest	487,582
Prepaid expenses	21,233
Total Assets	293,279,731

LIABILITIES
Payables:
Investment securities purchased	129,186
Fund shares redeemed	634,031
Distributions payable	105,747
Accrued Liabilities:
Investment adviser fees	244,640
Trustees’ fees and expenses	158
Fund services fees	31,290
Other expenses	28,859
Total Liabilities	1,173,911

NET ASSETS	$292,105,820

COMPONENTS OF NET ASSETS
Paid-in capital	$199,367,340
Distributions in excess of net investment income	(22,706)
Accumulated net realized loss	(826,136)
Net unrealized appreciation	93,587,322
NET ASSETS	$292,105,820

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	13,506,886
A Shares	270,672
Institutional Shares	420,435

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*
Investor Shares (based on net assets of $277,764,825)	$20.56
A Shares (based on net assets of $5,604,703)	$20.71
A Shares Maximum Public Offering Price Per Share (net asset value per share/(100%-5.75%))	$21.97
Institutional Shares (based on net assets of $8,736,292)	$20.78
*	Shares redeemed or exchanged within 180 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	7

AUXIER FOCUS FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 2014

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $22,114)	$2,995,684
Interest income	13,201
Total Investment Income	3,008,885

EXPENSES
Investment adviser fees	1,472,791
Fund services fees	180,261
Transfer agent fees:
Investor Shares	39,586
A Shares	884
Institutional Shares	84
Distribution fees:
A Shares	6,396
Custodian fees	14,874
Registration fees:
Investor Shares	9,069
A Shares	2,188
Institutional Shares	6,786
Professional fees	25,127
Trustees' fees and expenses	7,506
Miscellaneous expenses	112,991
Total Expenses	1,878,543
Fees waived and expenses reimbursed	(56,792)
Net Expenses	1,821,751

NET INVESTMENT INCOME	1,187,134

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	1,345,680
Net change in unrealized appreciation (depreciation) on investments	5,912,147
NET REALIZED AND UNREALIZED GAIN	7,257,827
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,444,961

See Notes to Financial Statements.	8

AUXIER FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended December 31, 2014		For the Year Ended June 30, 2014
OPERATIONS		Shares		Shares
Net investment income	$1,187,134		$3,014,250
Net realized gain	1,345,680		9,328,055
Net change in unrealized appreciation (depreciation)	5,912,147		30,624,138
Increase in Net Assets Resulting from Operations	8,444,961		42,966,443

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	(2,637,509)		(3,247,269)
A Shares	(39,538)		(30,251)
Institutional Shares	(70,657)		(66,782)
Net realized gain:
Investor Shares	(7,849,090)		(6,549,711)
A Shares	(148,394)		(73,681)
Institutional Shares	(238,876)		(149,889)
Total Distributions to Shareholders	(10,984,064)		(10,117,583)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	14,444,339	695,231	39,233,303	1,999,149
A Shares	531,231	25,327	2,512,274	127,528
Institutional Shares	713,075	33,612	2,223,679	110,806
Reinvestment of distributions:
Investor Shares	10,140,585	499,068	9,563,734	488,464
A Shares	177,386	8,692	95,499	4,869
Institutional Shares	309,533	15,098	216,672	11,017
Redemption of shares:
Investor Shares	(29,475,104)	(1,423,786)	(72,978,455)	(3,681,662)
A Shares	(174,849)	(8,374)	(62,884)	(3,204)
Institutional Shares	(228,944)	(10,930)	(470,453)	(23,897)
Redemption fees	4,178	-	14,278	-
Decrease in Net Assets from Capital Share Transactions	(3,558,570)	(166,062)	(19,652,353)	(966,930)
Increase (Decrease) in Net Assets	(6,097,673)		13,196,507

NET ASSETS
Beginning of Period	298,203,493		285,006,986
End of Period (Including line (a))	$292,105,820		$298,203,493
(a) Undistributed (distributions in excess of) net investment income	$(22,706)		$1,537,864

See Notes to Financial Statements.	9

AUXIER FOCUS FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended	For the Years Ended June 30,
	December 31, 2014	2014	2013	2012		2011	2010
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$20.75	$18.59	$16.49	$16.45		$13.49	$12.16
INVESTMENT OPERATIONS
Net investment income (a)	0.08	0.20	0.21	0.22		0.26	0.32
Net realized and unrealized gain	0.53	2.63	2.23	0.20	(b)	3.00	1.27
Total from Investment Operations	0.61	2.83	2.44	0.42		3.26	1.59
DISTRIBUTIONS TO SHAREHOLDERS FROM

Net investment income		(0.20)	(0.22)	(0.22)	(0.16)	(0.29)	(0.26)
Net realized gain		(0.60)	(0.45)	(0.12)	(0.23)	(0.01)	—
Total Distributions to Shareholders		(0.80)	(0.67)	(0.34)	(0.39)	(0.30)	(0.26)
REDEMPTION FEES (a)	—	(c)	— (c)	— (c)	0.01	— (c)	— (c)
NET ASSET VALUE, End of Period	$20.56		$20.75	$18.59	$16.49	$16.45	$13.49
TOTAL RETURN	2.99	%(d)	15.43%	15.06%	2.84%	24.35%	12.99%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$277,765	$285,094		$277,536	$243,366	$163,699	$100,712
Ratios to Average Net Assets:
Net investment income	0.80	%(e)	1.00%	1.22%	1.36%	1.68%	2.29%
Net expenses	1.24	%(e)	1.24%	1.25%	1.25%	1.25%	1.30%
Gross expenses (f)	1.27	%(e)	1.26%	1.28%	1.27%	1.25%	1.30%
PORTFOLIO TURNOVER RATE	1	%(d)	9%	11%	8%	20%	15%

(a)		Calculated based on average shares outstanding during each period.
(b)
The net realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended June 30, 2012, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(c)		Less than $0.01 per share.
(d)		Not annualized.
(e)		Annualized.
(f)		Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	10

AUXIER FOCUS FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended		For the Years Ended June 30,
	December 31, 2014		2014	2013	2012	2011	2010
A SHARES
NET ASSET VALUE, Beginning of Period	$20.85		$18.63	$16.49	$16.45	$13.49	$12.17
INVESTMENT OPERATIONS
Net investment income (a)	0.08		0.20	0.21	0.22	0.25	0.32
Net realized and unrealized gain	0.53		2.64	2.24	0.21 (b)	3.01	1.26
Total from Investment Operations	0.61		2.84	2.45	0.43	3.26	1.58
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.15)		(0.17)	(0.19)	(0.16)	(0.29)	(0.26)
Net realized gain	(0.60)		(0.45)	(0.12)	(0.23)	(0.01)	—
Total Distributions to Shareholders	(0.75)		(0.62)	(0.31)	(0.39)	(0.30)	(0.26)
REDEMPTION FEES (a)	—	(c)	— (c)	— (c)	— (c)	— (c)	— (c)
NET ASSET VALUE, End of Period	$20.71		$20.85	$18.63	$16.49	$16.45	$13.49
TOTAL RETURN (d)	2.98	%(e)	15.45%	15.06%	2.84%	24.35%	12.90%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$5,605	$5,108		$2,158	$1,694	$660	$157
Ratios to Average Net Assets:
Net investment income	0.80	%(f)	1.02%	1.22%	1.39%	1.61%	2.29%
Net expenses	1.25	%(f)	1.25%	1.25%	1.25%	1.25%	1.30%
Gross expenses (g)	1.57	%(f)	1.62%	1.62%	1.52%	1.50%	1.55%
PORTFOLIO TURNOVER RATE	1	%(e)	9%	11%	8%	20%	15%

(a)				Calculated based on average shares outstanding during each period.
(b)
The net realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended June 30, 2012, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(c)				Less than $0.01 per share.
(d)				Total Return does not include the effect of front end sales charge or contingent deferred sales charge.
(e)				Not annualized.
(f)				Annualized.
(g)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	11

AUXIER FOCUS FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended		For the Years Ended June 30,		May 9, 2012 (a) through
	December 31, 2014		2014	2013	June 30, 2012
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$20.91		$18.66	$16.50	$16.27
INVESTMENT OPERATIONS
Net investment income (b)	0.11		0.25	0.26	0.04
Net realized and unrealized gain	0.53		2.64	2.22	0.19
Total from Investment Operations	0.64		2.89	2.48	0.23
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.17)		(0.19)	(0.20)	—
Net realized gain	(0.60)		(0.45)	(0.12)	—
Total Distributions to Shareholders	(0.77)		(0.64)	(0.32)	—
REDEMPTION FEES (b)	—	(c)	— (c)	— (c)	—	(c)
NET ASSET VALUE, End of Period	$20.78		$20.91	$18.66	$16.50
TOTAL RETURN	3.12	%(d)	15.73%	15.28%	1.41	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$8,736	$8,001		$5,313	$1,230
Ratios to Average Net Assets:
Net investment income	1.05	%(e)	1.25%	1.48%	1.62	%(e)
Net expenses	1.00	%(e)	1.00%	1.00%	1.10	%(e)
Gross expenses (f)	1.41	%(e)	1.47%	1.55%	1.50	%(e)
PORTFOLIO TURNOVER RATE	1	%(d)	9%	11%	8	%(d)

(a)				Commencement of operations.
(b)				Calculated based on average shares outstanding during each period.
(c)				Less than $0.01 per share.
(d)				Not annualized.
(e)				Annualized.
(f)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	12

AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014

Note 1. Organization

The Auxier Focus Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value.

The Fund currently offers three classes of shares: Investor Shares, A Shares and Institutional Shares. A Shares are offered at net asset value plus a maximum sales charge of 5.75%. A Shares are also subject to contingent deferred sales charge (“CDSC”) of 1.00% on purchases without an initial sales charge and redeemed less than one year after they are purchased. Investor Shares and Institutional Shares are not subject to a sales charge. Investor Shares, A Shares and Institutional Shares commenced operations on July 9, 1999, July 8, 2005 and May 9, 2012, respectively. The Fund’s investment objective is to provide long-term capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different Net Asset Value ("NAV") than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

13

AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of December 31, 2014, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of December 31, 2014, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

The Fund’s class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

Redemption Fees – A shareholder who redeems shares within 180 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

14

AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Cash – Concentration in Uninsured Account

For cash management purposes the Fund may concentrate cash with the Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of December 31, 2014, the Fund held $23,293,304 as cash reserves at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.

Note 4. Fees and Expenses

Investment Adviser – Auxier Asset Management LLC (the “Adviser”), is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund’s average daily assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. The Fund has adopted a Distribution Plan (the “Plan”) for A Shares of the Fund in accordance with Rule 12b-1 of the Act. Under the Plan, the Fund pays the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of A Shares. The Distributor has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

For the period ended December 31, 2014, there were $14,465 in front-end sales charges assessed on the sale of A Shares and no contingent deferred sales charges were assessed on the sale of A Shares. The Distributor received $0 of the total front-end sales charges.  Such amounts are set aside by the Distributor and used solely for distribution-related expenses.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 5. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive a portion of its fees and reimburse expenses through October 31, 2015, to the extent necessary to maintain the total operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend expenses on short sales, and extraordinary expenses) at 1.25% of average daily net assets of the Investor Shares and A Shares and 1.00% of average daily net assets of Institutional Shares. These contractual waivers may only be raised or eliminated with consent of the Board. Other fund service providers have voluntarily agreed to waive a portion of their fees. These voluntary reductions may be reduced or eliminated at any time. For the period ended December 31, 2014, fees waived and expenses reimbursed were as follows:

Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
$23,365	$33,427	$56,792

15

AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014

Note 6. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended December 31, 2014, were $3,190,659 and $13,291,688, respectively.

Note 7. Federal Income Tax

As of June 30, 2014, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$1,561,515
Undistributed Long-Term Gain	6,044,103
Unrealized Appreciation	87,671,965
Total	$95,277,583

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

16

AUXIER FOCUS FUND
ADDITIONAL INFORMATION
DECEMBER 31, 2014

Investment Advisory Agreement Approval

At the December 12, 2014 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Fund (the “Advisory Agreement”). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf. The Board also discussed the materials with Independent Trustee counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was assisted by the advice of Independent Trustee counsel.

In evaluating the Advisory Agreement for the Fund, the Board reviewed written materials furnished by the Adviser and the administrator, including information regarding the Adviser's personnel, operations and financial condition. In addition, the Board recognized that the evaluation process with respect to the Adviser is an ongoing one and, in this regard, the Board considered information provided at regularly scheduled meetings during the past year, including, among other things, information concerning the Fund’s performance and services provided by the Adviser.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the Fund by the Adviser, including information on the investment performance of the Fund and Adviser; (2) the costs of the services provided and profitability to the Adviser of its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee enables the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund.

Nature, Extent and Quality of Services

Based on written materials received, a presentation from a senior representative of the Adviser and a discussion with the Adviser about the Adviser’s personnel, operations and financial condition and with the Trust’s CCO about the Adviser, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio manager at the Adviser with principal responsibility for the Fund, as well as the investment philosophy and decision-making process of the portfolio manager and the capability and integrity of the Adviser’s senior management and staff.

The Board considered also the adequacy of the Adviser’s resources. The Board noted the Adviser’s representations that the firm is in strong financial condition, that the firm is able to meet expense reimbursement obligations, and that the firm’s financial condition would not impair its ability to provide high-quality advisory services to the Fund. Based on the presentation and the materials provided by the Adviser in connection with the Board’s consideration of the renewal of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board reviewed the performance of the Fund compared to its benchmark. The Board observed that the Fund underperformed the S&P 500, the Fund’s primary benchmark, for the one-year, three-year, and five-year periods ended September 30, 2014.  The Board also considered the Fund’s performance relative to its Lipper, Inc. (“Lipper”) peer group, noting that, based on the information provided by Lipper, the Fund underperformed the median of its Lipper peer group for the one-year, three-year, and five year periods ended September 30, 2014. The Board noted the Adviser’s representation that the Fund’s investment approach is to protect capital and seek consistent results, including based on compounding, over the long-term. The Board also noted the Adviser’s representation that the Fund’s efforts to protect capital result in a somewhat conservative approach to asset allocation that tends to outperform in bear markets and lag or achieve parity in bull markets. The Board also noted the Adviser’s view that the last several years had been bull markets and that the Fund’s 10-year performance for the period ending September 30, 2014, was much closer to that of the S&P 500 Index.  In particular,  the Board noted the Adviser's representation that the Fund had outperformed the S&P 500 since the Fund’s inception on July 9, 1999, and achieved a cumulative return in excess of the return for the S&P 500 Index.  Based on the Adviser's investment style and the foregoing, the Board determined that the Adviser’s management of the Fund could benefit the Fund and its shareholders.

17

AUXIER FOCUS FUND
ADDITIONAL INFORMATION
DECEMBER 31, 2014

Compensation

The Board evaluated the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on “actual” advisory fee rates and actual total expenses of the relevant Lipper peer group of the Fund. Thus, the Board reviewed peer data both on a gross basis and net of applicable waivers. The Board noted that the Adviser’s actual advisory fee rate and actual total expenses for the Fund were each slightly higher than the median of its Lipper peer group. The Board also considered the compensation rates paid to the Adviser by other types of investment vehicles and clients and concluded that varying types of client accounts require different services that involve different regulatory and entrepreneurial risks than the management of the Fund and, therefore, were not a material consideration in connection with the renewal of the Advisory Agreement. Based on the foregoing, the Board concluded that the Adviser’s advisory fee rate charged to each Fund was reasonable.

Cost of Services and Profitability

The Board considered information provided by the Adviser regarding the costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Adviser’s resources devoted to the Fund, as well as the Adviser’s discussion of the costs and profitability of its Fund activities. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of the Fund were reasonable in the context of all factors considered.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that the Fund could benefit from economies of scale as assets grow, but that the Adviser had determined that breakpoints were not appropriate at this time, particularly in light of the payments that the Adviser was making under the expense cap. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the continuation of the Advisory Agreement.

Other Benefits

The Board noted the Adviser’s representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (877) 328-9437, on the Fund's website at www.auxierasset.com and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (877) 328-9437 and on the SEC’s website at www.sec.gov.

18

AUXIER FOCUS FUND
ADDITIONAL INFORMATION
DECEMBER 31, 2014

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, redemption fees, exchange fees, and CDSC fees, and (2) ongoing costs, including management fees, 12b-1 fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014, through December 31, 2014.

Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments on certain classes, redemption fees, exchange fees, and CDSC fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	July 1, 2014	December 31, 2014	Period*	Ratio*
Investor Shares
Actual	$1,000.00	$1,029.91	$6.34	1.24%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.95	$6.31	1.24%
A Shares
Actual	$1,000.00	$1,029.80	$6.40	1.25%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.90	$6.36	1.25%
Institutional Shares
Actual	$1,000.00	$1,031.25	$5.12	1.00%
Hypothetical (5% return before taxes)	$1,000.00	$1,020.16	$5.09	1.00%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

19

Auxier Focus Fund

FOR MORE INFORMATION
P.O. Box 588
Portland, Maine 04112
(877) 3AUXIER
(877) 328-9437

INVESTMENT ADVISER
Auxier Asset Management LLC
5285 Meadows Road
Suite 333
Lake Oswego, Oregon 97035

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, Maine 04112
www.atlanticfundservices.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

204-SAR-1214

DF DENT GROWTH FUNDS
TABLE OF CONTENTS
DECEMBER 31, 2014

DF Dent Premier Growth Fund
A Message to Out Shareholders	1
Management Discussion of Fund Performance	7
Performance Chart and Analysis	13
Schedule of Investments	14
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19

DF Dent Midcap Growth Fund
Performance Chart and Analysis	20
Schedule of Investments	21
Statement of Assets and Liabilities	23
Statement of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	26

DF Dent Small Cap Growth Fund
Performance Chart and Analysis	27
Schedule of Investments	28
Statement of Assets and Liabilities	30
Statement of Operations	31
Statements of Changes in Net Assets	32
Financial Highlights	33

DF Dent Growth Funds
Notes to Financial Statements	34
Additional Information	39

DF DENT PREMIER GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2014

Dear Fellow Shareholder,

Performance for the three DF Dent Growth Funds is detailed in the below table. While each Fund has outperformed its respective benchmark for longer periods, 2014 was a disappointing year in terms of relative performance versus the benchmarks.

Performance (for periods ending 12/31/2014)

	DF Dent Premier Growth		DF Dent Midcap Growth		DF Dent Small Cap Growth
6 Months	+	5.27%	+	3.55%	+	3.94%
Benchmark	S&P 500		Russell Midcap Growth		Russell 2000 Growth
Benchmark Performance	+	6.12%	+	5.07%	+	3.31%
Fund Outperformance	-	0.85%	-	1.52%	+	0.63%

12 Months	+	5.03%	+	2.03%	+	3.46%
Benchmark	+	13.69%	+	11.90%	+	5.60%
Fund Outperformance	-	8.66%	-	9.87%	-	2.14%

5 Years	+	15.92%*		N/A		N/A
Benchmark	+	15.45%*		N/A		N/A
Fund Outperformance	+	0.47%*		N/A		N/A

Since Inception	+	8.28%*	+	15.48%*	+	11.14%*
Benchmark	+	6.17%*	+	13.42%*	+	10.91%*
Fund Outperformance	+	2.11%*	+	2.06%*	+	0.23%*

Cumulative Since Inception	+	191.75%	+	65.53%	+	13.09%
Benchmark	+	123.74%	+	55.41%	+	12.82%
Fund Outperformance	+	68.01%	+	10.12%	+	0.27%
Inception Date	07/16/2001		07/01/2011		11/01/2013

N/A- Periods which exceed the life of the particular fund.
* annualized.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (866) 233-3368. As stated in the current prospectus, the DF Dent Premier Growth Fund’s and DF Dent Midcap Growth Fund’s annual operating expense ratios (gross) are 1.20% and 2.08%, respectively. However, D.F. Dent and Company (the Funds’ “Adviser”) has contractually agreed to waive a portion of its fees and/or reimburse certain expenses to limit total operating expenses to 1.10% on the first $150 million in Fund net assets and to 0.90% on net assets exceeding $150 million. This agreement is

1	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2014

in effect through October 31, 2019. The DF Dent Small Cap Growth Fund’s estimated annual operating expense ratio (gross) is 10.69%. However, the Adviser has contractually agreed to waive a portion of its fees and/or reimburse certain expenses to limit total operating expense to 1.25% through October 31, 2019. These expense caps may be changed or eliminated prior to their expiration date only with the consent of the Board of Trustees. Both the DF Dent Midcap Growth Fund and DF Dent Small Cap Growth Fund charge a 2.00% redemption fee on shares redeemed within 60 days of purchase. Fund performance returns shown do not reflect fees; if reflected, the returns would have been lower. Returns greater than one year are annualized.

The DF Dent Premier Growth Fund (the “Fund”) has achieved positive absolute returns in 11 of the 13 years of its existence since 2001. The Fund’s cumulative total return outperformance over the S&P 500 Index (the “Index”) as previously reported since inception (07/16/2001) has progressed over the past six years as follows:

12/31/2009	12/31/2010	12/31/2011	12/31/2012	12/31/2013	12/31/2014
30.29%	49.13%	49.45%	57.85%	80.97%	68.01%

As observed above, cumulative excess performance since inception declined in 2014. After an increase of 23.12% in 2013, a year when the Fund returned 34.51%, we are not surprised to see some slippage in 2014. Stated simply, some of the Fund’s core holdings became temporarily overvalued in late 2013 which affected 2014 performance negatively as these valuations returned to more normal levels in 2014 in the Adviser’s opinion.

Your portfolio companies with only a few exceptions delivered strong operating results in 2014, meeting and exceeding expectations. Why then did the Fund underperform the Index? First, the Index simply performed very well in 2014, a year when index funds witnessed very large positive cash flows. Capital coming into these index funds drove up index prices. Secondly, record low interest rates caused many investors to seek large, high-quality, high-yielding equities as “bond substitutes.” Many of these large capitalization equities such as Apple, Microsoft, Intel, and Procter & Gamble, which are heavily weighted in the market weighted Index, performed well as a result. The Fund’s investment strategy centers on growth companies. Therefore, your Fund does not carry as heavy a weighting in these mature companies, which offer high current yields. Growth companies tend to reinvest a higher portion of their capital internally for growth rather than pay out capital as dividends. 2014 was a year when investors seemed to prefer dividends to growth. We believe that growth will reassert itself as an investment strategy in the future.

Expense Management

Your Fund’s Adviser has contractually agreed in recent years to waive a portion of its management fee and reimburse expenses in order to limit Total Annual Fund Operating Expenses to 1.10% of net assets (the Expense Cap) for the DF Dent Premier Growth Fund. Starting November 1, 2010 and through October 31, 2019, the Adviser has contractually agreed to continue this Expense Cap of 1.10% on the first $150 million of net assets and a further Expense Cap of 0.90% on assets exceeding $150 million. The purpose of this lower Expense Cap at the break point of $150 million is to share with you the economies of scale derived from your Fund’s growth. As of December 31, 2014, the net assets in your Fund were $188.5 million. At this level of assets in the Fund, the effective annual expense ratio is a little less than 1.06%.

2	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2014

Brokerage expenses for calendar 2014 amounted to about 1.3 cents per share based upon the 6.8 million shares outstanding as of December 31, 2014.

Portfolio Turnover

Portfolio turnover, when measured by security purchases as a percentage of the average market value, was 24.90% for the calendar year 2014, at the higher end of your Fund’s historic turnover range. We trimmed back some positions which had appreciated significantly in 2014 and liquidated some other positions. Reinvesting the proceeds from these sales resulted in a slight increase in portfolio turnover, which was still well below peer group norms. Portfolio turnover rate in recent years may be found later in the “Financial Highlights” section of this report.

Management Ownership of Fund

The Adviser’s retirement plan, employees and related family members of the Adviser collectively own 13.4% of the Fund as well as 28.5% and 73.0% of the DF Dent Midcap and DF Dent Small Cap Funds respectively. The Fund is the largest investment of the Adviser’s retirement plan (at 26.2% of the retirement plan’s assets). 31.9% of the Adviser’s retirement plan is invested in the three DF Dent Funds.

Asset Allocation

Year-end asset allocation by market capitalization for the past five years was:

	12/31/10*	12/31/11*	12/31/12*	12/31/13*	12/31/14*
Large Capitalization	54.7%	49.4%	55.0%	75.4%	67.1%
Mid Capitalization	35.9%	38.0%	36.8%	22.5%	30.5%
Small Capitalization	7.8%	12.4%	7.8%	1.8%	1.8%
Reserve Funds	1.6%	0.2%	0.4%	0.3%	0.6%
Total Fund	100.0%	100.0%	100.0%	100.0%	100.0%

* Percentages calculated based on total value of investments.

Historically we have considered market capitalizations of $1.5 billion to $7.0 billion to be mid capitalization thereby defining large cap and small cap to be above and below this range respectively. Just as “a rising tide lifts all boats,” the strong markets of recent years have lifted market capitalizations of many of the Fund’s holdings to a higher market capitalization category. While this in itself is not sufficient reason to scale back companies that “graduate” to larger market capitalization categories, the Adviser endeavors to maintain a balance across market capitalizations so that the Fund represents an “All Cap” profile. The significant appreciation in 2013 caused many small cap and mid cap companies to “graduate” to mid and large cap respectively. As observed above, this resulted in reduced allocations to small and mid capitalizations and a 20.4% increase in the large cap allocation to 75.4% as of 12/31/2013. Transactions over the past year have sought to rebalance the portfolio by decreasing the allocation in large cap and increasing the mid cap allocation. Six of the 11 new investments in 2014 were in the mid cap category, and six of the 10 companies

3	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2014

eliminated in 2014 were large cap. If we were to increase the ceiling for mid cap from $7 billion to $10 billion, as some believe is appropriate due to the overall market appreciation, 11.77% of the large cap category would be reallocated to mid cap.

If we were to increase the ceiling for small cap from $1.5 billion to $2.5 billion, again as some believe is appropriate, then 14.5% of the investments currently in mid cap would be reassigned to small cap. In any case, the Adviser believes the current portfolio allocation across market capitalizations is appropriate for an “All Cap” fund and remains focused upon identifying and investing in “best-in-class”** growth companies regardless of market capitalization.

Concentration

In late 2007, your Fund held 52 different positions. The Adviser embarked on a program to reduce the number of investments in subsequent years. The rationale has been that it is preferable to concentrate in our 40 favorite companies than to dilute the percentages in these companies by including another 10 or so additional less favored companies. Your Fund held 39 companies at year end 2012 and 2013 and 40 companies on 12/31/2014. As mentioned above, 10 companies were eliminated and 11 new investments were made in 2014. We believe this discipline of limiting the portfolio to 40 names forces us to be more selective and sharpens our focus on only the very best companies. Concentration in the 10 largest positions in the Fund was as follows on the indicated dates:

Top 10 Holdings	12/31/09	12/31/10	12/31/11	12/31/12	12/31/13	12/31/14
% of Fund	53.8%	55.4%	51.4%	49.1%	43.2%	43.3%
Average Position Size of Top 10	5.38%	5.54%	5.14%	4.91%	4.32%	4.33%

Commentary

We believe two significant economic developments in late 2014 are sure to impact 2015 markets: the persistent strength of the U.S. dollar and the 50% decline in the price of oil.

The U.S. Dollar Index gained 12.47% in 2014. According to Bespoke Investment Group, since 1965 there has not been a single year following a 10% increase in the U.S. Dollar Index when the S&P 500 declined. The average gain in the S&P 500 in the 7 prior calendar years following a 10% or more increase in the U.S. Dollar Index has been 15.3%. This appears to be a consistent causal relationship. A strong U.S. Dollar typically has the following effects:

•
A strong currency attracts capital. International investors want the safety provided by a strong currency. Recent strength in the U.S. Treasury market reflects the strong dollar as well as higher rates than European sovereign debt.

•	The strong dollar increases the prices paid for U.S. exports and decreases the prices we pay for imports thereby tending to decrease our merchandise trade deficit.

4	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2014

•	Inflation is reduced in the U.S. as the prices paid for imported goods declines in dollar terms.

All of this is good for us and good for U.S. markets but bad for economies outside the U.S.

The 50% decline in the price of oil is more complex and less one sided. Exploration and production companies will see reduced revenues as they cut back production at lower prices in an attempt to balance supply and demand. Companies supplying and servicing the energy industry as well as companies dependent upon energy companies’ spending will see revenue declines. However, lower gasoline and heating fuel prices will leave consumers with more discretionary income, and companies where energy is a large component of their cost structure will benefit.

Where does this leave investors? The order of magnitude of both a 12.47% increase in the U.S. Dollar and a 50% decrease in the price of oil has created great uncertainty. We believe these two events may have unforeseen repercussions in 2015. Companies with large operations in foreign markets will likely feel the negative impact of the strong dollar in translating revenues into U.S. dollars. Energy companies have hedged their oil and natural gas exposure by selling forward contracts to lock in known prices. Counterparties bought these energy commitments at higher prices and will likely see massive losses as these options mature. All of this heightens uncertainty which we believe will result in volatility in the stock market.

Consequently, we expect a volatile U.S. stock market as we look forward to 2015. But volatility can represent opportunity for your Fund. We believe that we know which companies possess great management teams, strong balance sheets, sound business models, and improving profitability. These attributes do not change simply because the stock market is volatile, but a volatile market provides us the opportunities to invest in these companies at attractive price levels. This is our intent in 2015.

Once again, we appreciate and recognize the trust shareholders have placed with us and will work diligently to be deserving of that trust.

Respectively Submitted,

Daniel F. Dent	Bruce L. Kennedy	Matthew F. Dent

** The determination of “best-in-class” is solely the opinion of the Fund’s Adviser, and such opinion is subject to change. Those companies that hold leading market share positions, strong growth potential, historically good profitability, and management teams known for integrity and good corporate governance are generally considered to be “best in class.”

5	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2014

IMPORTANT INFORMATION:

The recent growth rate in the global equity markets has helped to produce short-term returns for some sectors/asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

Investing involves risks, including the possible loss of principal. The DF Dent Premier Growth Fund may invest in small and medium size companies. Investments in these companies, especially smaller companies, carry greater risk than is customarily associated with larger companies for various reasons such as increased volatility of earnings and prospects, narrower markets, limited financial resources and less liquid stock. The Fund will typically invest in the securities of fewer issuers. If the Fund’s portfolio is over-weighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not over-weighted in that sector.

The DF Dent Midcap Growth Fund also invests in small and medium size companies. With non-diversification risk, the Fund will typically invest in securities of fewer issuers, which exposes the Fund to greater market risk. Investing in ADRs (American Depositary Receipts) carries risks of political and financial instability, less liquidity and greater volatility, as well as risks associated with the lack of reliable accounting and financial information. The Fund is also subject to other risks, such as REIT risk with possible real estate market declines, which are detailed in the Fund’s prospectus.

The DF Dent Small Cap Growth Fund invests in small size companies, which carry greater risk than is customarily associated with larger, more established companies. With non-diversification risk, the Fund will typically invest in securities of fewer issuers, which exposes the Fund to greater market risk. Investing in ADRs carries risks of political and financial instability, less liquidity and greater volatility, as well as risks associated with the lack of reliable accounting and financial information. The Fund is also subject to other risks, such as REIT risk with possible real estate market declines, which are detailed in the Fund’s prospectus. The Fund is newly created and has limited operating history.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held stocks. The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index measures the performance of the small cap growth segment of the U.S. equity universe. It includes those Russell Small Cap Index companies with higher price-to-book ratios and higher forecasted growth values. One cannot invest directly in an index.

6	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
DECEMBER 31, 2014

Recent Performance

For the year ending December 31, 2014, DF Dent Premier Growth Fund experienced a total return of +5.03% versus a total return of +13.69% for the S&P 500 Index (the “Index”), the benchmark we use for performance comparisons. Performance versus the Index for various periods ending December 31, 2014 was as follows:

Period Ending 12/31/2014	DF Dent Premier Growth Fund		S&P 500 Index		Outperformance (Underperformance)
Six Months	+	5.27%	+	6.12%		(0.85)%
Twelve Months	+	5.03%	+	13.69%		(8.66)%
Five Years (annualized)	+	15.92%	+	15.45%	+	0.47%
Five Years (cumulative)	+	109.35%	+	105.14%	+	4.21%
Since Inception (07/16/01) (annualized)	+	8.28%	+	6.17%	+	2.11%
Since Inception (07/16/01) (cumulative)	+	191.75%	+	123.74%	+	68.01%

Past performance is not indicative of future performance.

After outperforming the Index in each of the prior two years and achieving positive returns for six years in a row, 2014 represented disappointing performance relative to the Index. How did this happen?

•
The Index is market capitalization weighted which means that the largest market capitalization stocks have the heaviest influence. Many of these large companies such as Apple, Microsoft, Intel, and Proctor and Gamble carried dividend yields which exceeded yields on U.S. Treasury securities. The Index performed extremely well in 2014 as capital flowed to these large capitalization stocks as “bond substitutes” in a year when investors were starved for yield.

•	2014 saw record capital flows into index funds further driving the Index higher.

Most everything runs in cycles, and we believe that this cycle into mature large capitalization equities will run its course.

However, let’s not lay the blame entirely on the Index. What mistakes did we make which hurt relative performance?

•
Recognizing that the valuation of some of the Fund’s investments had become stretched in late 2013 and 2014, we did trim back some of the position sizes. This was particularly true within the Information Technology Sector which contributed a +48.90% return in 2013. In 2014 we reduced this Sector from 32.68% to 28.44% of the Fund. In particular, we sold 64,000 shares of 3D Systems, the best performance contributor in 2012 and 2013, representing almost half the Fund’s position at over 6x the cost basis at prices ranging from $76 to $95, a great sale as the price declined to $32.87 at year end. Alas, the remaining position having been reduced from 3.6% on 09/30/2013 to 1.9% on 03/31/2014 continued to perform poorly. We should have sold more. The same can be said for Trimble and Ansys, positive contributors in 2013 which were trimmed back at good prices with the

7	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
DECEMBER 31, 2014

reduced positions still representing a performance drag in 2014. We continue to believe that the future prospects for all these companies are excellent despite relatively poor stock performance in 2014.

•	Although underweighted in energy throughout the year because of geopolitical concerns and declining oil prices, we would have been better off having no exposure to that sector.

•
Lastly, many of your portfolio companies incurred expenses to strengthen future growth impacting 2014 reported earnings negatively. CoStar Group, Red Hat, and Concur Technologies penalized current earnings by spending heavily to maintain their leadership positions. This held back stock prices, although SAP recognized Concur’s willingness to penalize short-term earnings to build a dominant market position and bought out the company at $129 per share resulting in a nice gain in the Fund.

Sector Allocation and Attribution

The following bar chart presents the sector weightings of your Fund (DFDPX) versus the sector weightings of the Index as of December 31, 2014:

Your Fund maintained an overweighting in four Sectors: Information Technology, Industrials, Financials, and Consumer Discretionary. As previously noted, Information Technology underperformed in 2014 and we reduced

8	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
DECEMBER 31, 2014

some technology positions thus reducing its portfolio allocation after contributing +48.90% in 2013. About 90% of the Fund’s 2014 underperformance was attributable to the Information Technology Sector. While Visa and Red Hat performed well within this Sector, Trimble and 3D Systems performed poorly. We believe this Sector offers attractive growth prospects despite its weak performance in 2014.

The Industrial Sector’s allocation was also reduced in 2014 but maintained above the Index’s weighting. Oddly enough, Stericycle, a disposer of medical waste, and Health Care Services Group, a provider of employment and food services to sub acute health care facilities, together represent a little more than 5% of the Fund and are assigned to Industrials. If these two companies were reassigned to Health Care, the weighting in Industrials would only be about 5% over the Index and the Health Care weighting would be approximately the same as the Index for Health Care. In any case, the industrial companies performed well in 2014 with the exceptions of Jacobs Engineering and Expeditors International, both of which were eliminated.

The Financials Sector’s allocation within the Fund was increased and outperformed that Sector within the Index. Moody’s and American Tower both contributed returns of over 20% to the Fund in 2014. Markel and Discover Financial both contributed over 15% returns to the Fund. Discover Financial was given the second highest score in the Federal Reserve’s “stress test” of the nation’s 30 largest banks. As in the past, we avoided weak credit exposure and emphasized asset strength within the Financials Sector.

The allocation to Consumer Discretionary was almost doubled in 2014 to 13.75% of the Fund. The investments within this Sector contributed 15.40% besting the return of both the Index and that Sector within the Index for 2014. Signet Jewelers and CarMax performed extremely well in this Sector.

Energy was reduced by more than 50% to 4.40% of the Fund by the elimination of Schlumberger, Southwestern Energy, and Range Resources; with Concho Resources and Core Laboratories remaining as the only energy holdings at year end. Jacobs Engineering, an industrial company with significant exposure to the energy industry, was also eliminated as mentioned above.

Investment Strategy and Trends

Our investment strategy in managing the Fund remains constant: emphasize what we consider to be “best-in-class” companies, keep portfolio turnover low (24.90% for the year versus 20.83% in 2013), and stay reasonably fully invested. Although public opinion has embraced diversification in the aftermath of the 2008 financial crisis, we have learned over the past 38 years of DF Dent and Co.’s history that well-designed, concentrated portfolios have outperformed highly diversified portfolios. Thus, we attempt to keep the number of companies held in the Fund to less than 40 (40 companies held at year end). We add a new position to the Fund only if we believe its return will be higher than, or enhance, the overall portfolio. Why else would we add that investment? Following this strategy, we eliminated 10 positions from the Fund while adding 11 new names in 2014.

These eliminations and additions give a clear picture of management’s strategy for the Fund in 2014. Energy exposure was significantly reduced with the eliminations of Schlumberger, Southwestern Energy, Range

9	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
DECEMBER 31, 2014

Resources, and Jacobs Engineering. Liquidity Services and NIC Inc., both very small holdings with disappointing results, were also sold. T. Rowe Price and Expeditors International, two long time favorites, were sold due to valuation. Concur Technologies was acquired by SAP at a significant gain for the Fund.

The new additions included Carmax, PriceSmart, and IMAX in order to increase exposure to consumer spending. This paired nicely with the reduction in energy as the decline in energy prices was detrimental to energy companies while increasing consumer disposable income as the year ended. In order to increase representation in unique health care companies we established new positions in Intuitive Surgical, Bio-Techne, and Biogen Idec. As mentioned above, valuation considerations were involved in the intra industry swap from T. Rowe Price into Discover Financial and also from Panera into Chipotle Mexican Grille. We like all four companies but perceived favorable risk/reward characteristics in the purchases.

The Fund invests in industries benefiting from the following ongoing trends:

•	Increased value of information and data- Moody’s, SEI Investments, Verisk Analytics, CoStar Group.

•	Delivery of productivity software- ANSYS, Red Hat, Trimble.

•	Consolidation of business services- WageWorks, ExamWorks, Healthcare Services Group.

•
Internet Enablers- Certain companies are gaining competitive advantages through imbedding the internet in the delivery of their products: Chipotle, ExamWorks, Financial Engines, Dealertrack, and CoStar.

Best and Worst Performers

Five Best Contributors
Investments	Fund Realized and Unrealized Appreciation and Income in Calendar Year 2014	Fund Per Share As of 12/31/14
Signet Jewelers, Ltd.	$2,526,056	$0.37
Carmax, Inc.	2,192,238	0.32
Celgene Corp.	1,786,926	0.26
Visa, Inc., Class A	1,615,630	0.24
Red Hat, Inc.	1,528,511	0.22
	$9,649,361	$1.41

Celgene is a repeat Best Performer from 2013 while Visa is a repeat from both 2012 and 2013.

10	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
DECEMBER 31, 2014

Five Poorest Contributors
Investments	Fund Realized and Unrealized Loss and Income in Calendar Year 2014	Fund Per Share As of 12/31/14
3D Systems Corp.	$(4,118,079)	$(0.60)
Core Laboratories NV	(2,565,841)	(0.37)
Trimble Navigation, Ltd.	(1,292,092)	(0.19)
LKQ Corp.	(1,243,836)	(0.18)
Jacobs Engineering Group, Inc.	(1,048,841)	(0.15)
	$(10,268,689)	$(1.49)

3D Systems was the Best Performer in both 2012 and 2013 contributing $4.3 million and $7.3 million respectively in those two years for a total of $11.6 million. As mentioned earlier, we reduced the position size earlier in 2014 at a significant gain. LKQ was a top five performer in 2012 and 2013, contributing $1.8 million and $3.1 million respectively in those years for a total of $4.9 million. It is not uncommon for some investments to go from “best” to “worst” and vice versa from one calendar year to the next. No investment manager knows in advance which stocks will end a year as his or her worst holdings. The lesson we have learned from the above is to trim back holdings after a significant period of outperformance as we did with 3D Systems. The reduction in 3D Systems in late 2013 and 2014 realized gains of $4.6 million.

Capital Gains Distribution Policy

As previously reported, it is the Adviser’s policy to distribute all net realized capital gains in December of each year. However, there have been no capital gains distributed in the past six years. This was the result of large losses realized in late 2008 and early 2009 by selling stocks at depressed prices to meet redemptions by large shareholders. This large loss carry-forward has offset gains realized in 2010, 2011, 2012, 2013 and 2014. The status of the loss carry-forward follows:

Date	Loss Carry-Forward	Per Share	Unrealized Gain	Per Share
December 31, 2011	$42,570,602	$4.97	$27,107,876	$3.16
June 30, 2012	$39,400,579	$4.69	$32,443,150	$3.86
December 31, 2012	$37,625,757	$4.74	$45,031,233	$5.68
June 30, 2013	$32,411,695	$3.99	$56,324,991	$6.93
December 31, 2013	$22,691,613	$2.91	$84,915,752	$10.90
June 30, 2014	$14,769,777	$1.94	$76,715,476	$10.07
December 31, 2014	$0	$0.00	$70,011,716	$10.23

The Fund realized capital gains of $24,459,507 in 2014, some of which were realized after the excise cutoff date of October 31st for determining capital gain distribution requirements. All capital gains realized through October 31st were entirely sheltered from required distributions and capital gains taxes by the loss-carry forward and any gains realized after October 31st will be taken into account in determining 2015 distributions.

11	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
DECEMBER 31, 2014

FIVE LARGEST EQUITY HOLDINGS
DECEMBER 31, 2014

Quantity	Security	Total Cost	Market Value	Percent of Net Assets of the Fund
236,600	Fastenal Co.	$5,458,608	$11,252,696	5.97%
38,000	Visa Inc., Class A	2,871,085	9,963,600	5.28
109,000	QUALCOMM, Inc.	4,754,872	8,101,970	4.30
288,000	LKQ Corp.	4,163,719	8,098,560	4.29
95,000	ANSYS, Inc.	3,293,829	7,790,000	4.13
		$20,542,113	$45,206,826	23.97%

While the above five largest holdings represent 23.97% of the Fund, their total unrealized gain of $24,664,713 represents 35.23% of the Fund’s total unrealized gain of $70,011,716 on 12/31/2014. The greater percentage of the unrealized gain is due to the fact that these larger holdings tend to have been held by the Fund for longer periods than more recent investments.

* The determination of “best-in-class” is solely the opinion of the Fund’s Adviser, and such opinion is subject to change. Those companies that hold leading market share positions, strong growth potential, historically good profitability, and management teams known for integrity and good corporate governance are generally considered to be “best-in-class.”

The views in this report were those of the Fund’s Adviser as of December 31, 2014, and may not reflect the Adviser’s views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of the report date. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in the Fund, they do not constitute investment or tax advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security.

12	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND
PERFORMANCE CHART AND ANALYSIS
DECEMBER 31, 2014

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the DF Dent Premier Growth Fund (the “Fund”) compared with the performance of the benchmark, S&P 500 Index ("S&P 500"), over the past ten fiscal years. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

Comparison of Change in Value of a $10,000 Investment
DF Dent Premier Growth Fund vs. S&P 500 Index

Average Annual Total Returns
Periods Ended December 31, 2014	Six Months	One Year	Five Years	Ten Years
DF Dent Premier Growth Fund	5.27%	5.03%	15.92%	8.49%
S&P 500 Index	6.12%	13.69%	15.45%	7.67%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (866) 233-3368. As stated in the Fund’s current prospectus, the annual operating expense ratio (gross) is 1.20%. However, the Fund’s adviser has contractually agreed to waive a portion of its fees and/or reimburse expenses to limit total operating expenses (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) to 1.10% on the first $150 million in Fund net assets and to 0.90% on net assets exceeding the $150 million, through October 31, 2019. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

13	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014

	Security
Shares	Description	Value
Common Stock - 99.6%
Consumer Discretionary - 13.8%
110,000	CarMax, Inc. (a)	$7,323,800
2,200	Chipotle Mexican Grill, Inc. (a)	1,505,922
97,000	IMAX Corp. (a)	2,997,300
288,000	LKQ Corp. (a)	8,098,560
46,000	Signet Jewelers, Ltd.	6,052,220
		25,977,802
Consumer Staples - 1.0%
22,000	PriceSmart, Inc.	2,006,840

Energy - 4.4%
29,000	Concho Resources, Inc. (a)	2,892,750
45,000	Core Laboratories NV	5,415,300
		8,308,050
Financials - 19.6%
46,000	American Tower Corp. REIT	4,547,100
116,000	Discover Financial Services	7,596,840
32,000	Financial Engines, Inc.	1,169,600
9,300	Markel Corp. (a)	6,350,412
69,000	Moody's Corp.	6,610,890
188,000	SEI Investments Co.	7,527,520
49,000	Verisk Analytics, Inc., Class A (a)	3,138,450
		36,940,812
Health Care - 8.0%
5,400	Biogen Idec, Inc. (a)	1,833,030
20,000	Bio-Techne Corp.	1,848,000
44,000	Celgene Corp. (a)	4,921,840
99,000	ExamWorks Group, Inc. (a)	4,117,410
4,500	Intuitive Surgical, Inc. (a)	2,380,230
		15,100,510
Industrials - 20.9%
30,000	Exponent, Inc.	2,475,000
236,600	Fastenal Co.	11,252,696
126,000	Healthcare Services Group, Inc.	3,897,180
41,000	Roper Industries, Inc.	6,410,350
47,800	Stericycle, Inc. (a)	6,265,624
86,000	WageWorks, Inc. (a)	5,553,020
80,000	Waste Connections, Inc.	3,519,200
		39,373,070
Information Technology - 28.5%
78,000	3D Systems Corp. (a)	2,563,860
95,000	ANSYS, Inc. (a)	7,790,000
22,000	Blackbaud, Inc.	951,720
14,600	CoStar Group, Inc. (a)	2,680,998
80,000	Dealertrack Technologies, Inc. (a)	3,544,800
109,000	QUALCOMM, Inc.	8,101,970
107,000	Red Hat, Inc. (a)	7,397,980
19,000	Stratasys, Ltd. (a)	1,579,090
70,000	Tangoe, Inc. (a)	912,100
160,000	Trimble Navigation, Ltd. (a)	4,246,400
36,500	Tyler Technologies, Inc. (a)	3,994,560
38,000	Visa, Inc., Class A	9,963,600
		53,727,078
Materials - 3.4%
61,000	Ecolab, Inc.	6,375,720

Total Common Stock
(Cost $117,798,166)		187,809,882
Total Investments - 99.6%
(Cost $117,798,166)*		$187,809,882
Other Assets & Liabilities, Net – 0.4%		754,413
Net Assets – 100.0%		$188,564,295

REIT	Real Estate Investment Trust
(a)	Non-income producing security.

* Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$70,557,002
Gross Unrealized Depreciation	(545,286)
Net Unrealized Appreciation	$70,011,716

See Notes to Financial Statements.	14	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2014.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$187,809,882
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$187,809,882

The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by industry.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended December 31, 2014.

PORTFOLIO HOLDINGS
% of Net Assets
Consumer Discretionary	13.8%
Consumer Staples	1.0%
Energy	4.4%
Financials	19.6%
Health Care	8.0%
Industrials	20.9%
Information Technology	28.5%
Materials	3.4%
Other Assets & Liabilities, Net	0.4%
100.0%

See Notes to Financial Statements.	15	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2014

ASSETS
Total investments, at value (Cost $117,798,166)	$187,809,882
Cash	1,121,006
Receivables:
Fund shares sold	619
Dividends and interest	84,696
Prepaid expenses	10,864
Total Assets	189,027,067

LIABILITIES
Payables:
Fund shares redeemed	12,008
Accrued Liabilities:
Investment adviser fees	420,573
Fund services fees	13,358
Other expenses	16,833
Total Liabilities	462,772

NET ASSETS	$188,564,295

COMPONENTS OF NET ASSETS
Paid-in capital	$117,484,283
Accumulated net investment loss	(699,598)
Accumulated net realized gain	1,767,894
Net unrealized appreciation	70,011,716
NET ASSETS	$188,564,295
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	6,843,689
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$27.55

See Notes to Financial Statements.	16	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 2014

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $4,950)	$653,948
Interest income	307
Total Investment Income	654,255

EXPENSES
Investment adviser fees	946,299
Fund services fees	122,198
Custodian fees	9,464
Registration fees	9,274
Professional fees	24,204
Trustees' fees and expenses	4,772
Miscellaneous expenses	16,582
Total Expenses	1,132,793
Fees waived and expenses reimbursed	(129,889)
Net Expenses	1,002,904

NET INVESTMENT LOSS	(348,649)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	16,537,671
Net change in unrealized appreciation (depreciation) on investments	(6,703,760)
NET REALIZED AND UNREALIZED GAIN	9,833,911
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,485,262

See Notes to Financial Statements.	17	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended December 31, 2014	For the Year Ended June 30, 2014
OPERATIONS
Net investment loss	$(348,649)	$(612,064)
Net realized gain	16,537,671	17,641,918
Net change in unrealized appreciation (depreciation)	(6,703,760)	20,390,485
Increase in Net Assets Resulting from Operations	9,485,262	37,420,339

CAPITAL SHARE TRANSACTIONS
Sale of shares	1,497,377	18,923,115
Redemption of shares	(21,827,703)	(31,742,283)
Decrease in Net Assets from Capital Share Transactions	(20,330,326)	(12,819,168)
Increase (Decrease) in Net Assets	(10,845,064)	24,601,171

NET ASSETS
Beginning of Period	199,409,359	174,808,188
End of Period (Including line (a))	$188,564,295	$199,409,359

SHARE TRANSACTIONS
Sale of shares	57,172	775,360
Redemption of shares	(834,523)	(1,269,057)
Decrease in Shares	(777,351)	(493,697)

(a) Accumulated net investment loss	$(699,598)	$(350,949)

See Notes to Financial Statements.	18	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended December 31,		For the Years Ended June 30,
	2014		2014	2013	2012	2011	2010
NET ASSET VALUE, Beginning
of Period	$26.17		$21.54	$17.73	$17.60	$13.05	$10.94
INVESTMENT OPERATIONS
Net investment loss (a)	(0.05)		(0.08)	(0.01)	(0.05)	(0.04)	(0.04)
Net realized and unrealized
gain (loss)	1.43		4.71	3.82	0.18	4.59	2.15
Total from Investment
Operations	1.38		4.63	3.81	0.13	4.55	2.11
NET ASSET VALUE, End
of Period	$27.55		$26.17	$21.54	$17.73	$17.60	$13.05
TOTAL RETURN	5.27	%(b)	21.49%	21.49%	0.74%	34.87%	19.29%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$188,564		$199,409	$174,808	$148,886	$157,655	$123,605
Ratios to Average Net Assets:
Net investment loss	(0.37	)%(c)	(0.31)%	(0.05)%	(0.28)%	(0.27)%	(0.29)%
Net expense	1.06	%(c)	1.05%	1.09%	1.10%	1.10%	1.10%
Gross expense (d)	1.20	%(c)	1.20%	1.26%	1.29%	1.25%	1.27%
PORTFOLIO TURNOVER RATE	12	%(b)	25%	19%	14%	21%	8%

(a)				Calculated based on average shares outstanding during each period.
(b)				Not annualized.
(c)				Annualized.
(d)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	19	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND
PERFORMANCE CHART AND ANALYSIS
DECEMBER 31, 2014

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the DF Dent Midcap Growth Fund (the “Fund”) compared with the performance of the benchmark, the Russell Midcap Growth Index ("Russell Midcap Growth"), since inception. The Russell Midcap Growth measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The total return of the Russell Midcap Growth includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Russell Midcap Growth does not include expenses. The Fund is professionally managed while the Russell Midcap Growth is unmanaged and is not available for investment.

Average Annual Total Returns			Since Inception
Periods Ended December 31, 2014	Six Months	One Year	07/01/11
DF Dent Midcap Growth Fund	3.55%	2.03%	15.48%
Russell Midcap Growth Index	5.07%	11.90%	13.42%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (866) 233-3368. As stated in the Fund’s current prospectus, the annual operating expense ratio (gross) is 2.08%. However, the Fund’s adviser has contractually agreed to waive a portion of its fees and/or reimburse expenses to limit total operating expenses (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) to 1.10% on the first $150 million in net assets and 0.90% on net assets exceeding $150 million, through October 31, 2019. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed within 60 days of purchase will be charged a 2.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

20	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014

	Security
Shares	Description	Value
Common Stock - 98.1%
Consumer Discretionary - 16.0%
14,586	CarMax, Inc. (a)	$971,136
21,752	IMAX Corp. (a)	672,137
37,413	LKQ Corp. (a)	1,052,053
5,161	Signet Jewelers, Ltd.	679,033
		3,374,359
Consumer Staples - 2.6%
5,886	PriceSmart, Inc.	536,921

Energy - 6.3%
5,073	Concho Resources, Inc. (a)	506,032
3,793	Core Laboratories NV	456,449
6,860	Range Resources Corp.	366,667
		1,329,148
Financials - 18.8%
13,943	Financial Engines, Inc.	509,617
1,201	Markel Corp. (a)	820,091
10,440	Moody's Corp.	1,000,256
23,279	SEI Investments Co.	932,091
11,155	Verisk Analytics, Inc., Class A (a)	714,478
		3,976,533
Health Care - 5.2%
1,117	Bio-Techne Corp.	103,211
18,630	ExamWorks Group, Inc. (a)	774,822
1,213	Illumina, Inc. (a)	223,895
		1,101,928
Industrials - 19.9%
4,413	Exponent, Inc.	364,072
19,188	Fastenal Co.	912,581
15,228	Healthcare Services Group, Inc.	471,002
3,933	Roper Industries, Inc.	614,925
6,329	Stericycle, Inc. (a)	829,605
9,929	WageWorks, Inc. (a)	641,116
8,200	Waste Connections, Inc.	360,718
		4,194,019

Information Technology - 26.6%
9,536	3D Systems Corp. (a)	313,448
10,709	ANSYS, Inc. (a)	878,138
2,508	Blackbaud, Inc.	108,496
3,793	CoStar Group, Inc. (a)	696,509
15,507	Dealertrack Technologies, Inc. (a)	687,115
12,049	Red Hat, Inc. (a)	833,068
2,508	Stratasys, Ltd. (a)	208,440
37,928	Tangoe, Inc. (a)	494,202
33,243	Trimble Navigation, Ltd. (a)	882,269
4,714	Tyler Technologies, Inc. (a)	515,900
		5,617,585
Materials - 2.7%
5,496	Ecolab, Inc.	574,442

Total Common Stock
(Cost $16,851,030)		20,704,935
Total Investments - 98.1%
(Cost $16,851,030)*		$20,704,935
Other Assets & Liabilities, Net – 1.9%		401,063
Net Assets – 100.0%		$21,105,998

(a)	Non-income producing security.

* Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$4,154,175
Gross Unrealized Depreciation	(300,270)
Net Unrealized Appreciation	$3,853,905

See Notes to Financial Statements.	21	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2014.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$20,704,935
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$20,704,935

The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by industry.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended December 31, 2014.

PORTFOLIO HOLDINGS
% of Net Assets
Consumer Discretionary	16.0%
Consumer Staples	2.6%
Energy	6.3%
Financials	18.8%
Health Care	5.2%
Industrials	19.9%
Information Technology	26.6%
Materials	2.7%
Other Assets & Liabilities, Net	1.9%
100.0%

See Notes to Financial Statements.	22	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2014

ASSETS
Total investments, at value (Cost $16,851,030)	$20,704,935
Cash	434,212
Receivables:
Investment securities sold	27,188
Dividends and interest	8,240
Prepaid expenses	3,162
Total Assets	21,177,737

LIABILITIES
Payables:
Fund shares redeemed	30,625
Accrued Liabilities:
Investment adviser fees	19,509
Trustees’ fees and expenses	50
Fund services fees	7,798
Other expenses	13,757
Total Liabilities	71,739

NET ASSETS	$21,105,998

COMPONENTS OF NET ASSETS
Paid-in capital	$17,200,661
Accumulated net investment loss	(57,372)
Accumulated net realized gain	108,804
Net unrealized appreciation	3,853,905
NET ASSETS	$21,105,998
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	1,378,088
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$15.32
*	Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	23	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 2014

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $386)	$40,295
Interest income	210
Total Investment Income	40,505

EXPENSES
Investment adviser fees	88,979
Fund services fees	57,867
Custodian fees	2,683
Registration fees	3,526
Professional fees	12,787
Trustees' fees and expenses	452
Miscellaneous expenses	7,158
Total Expenses	173,452
Fees waived and expenses reimbursed	(75,575)
Net Expenses	97,877

NET INVESTMENT LOSS	(57,372)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	626,505
Net change in unrealized appreciation (depreciation) on investments	139,088
NET REALIZED AND UNREALIZED GAIN	765,593
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$708,221

See Notes to Financial Statements.	24	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended December 31, 2014	For the Year Ended June 30, 2014
OPERATIONS
Net investment loss	$(57,372)	$(81,962)
Net realized gain	626,505	706,354
Net change in unrealized appreciation (depreciation)	139,088	1,673,641
Increase in Net Assets Resulting from Operations	708,221	2,298,033

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	(863,974)	(413,592)
Total Distributions to Shareholders	(863,974)	(413,592)

CAPITAL SHARE TRANSACTIONS
Sale of shares	4,479,734	4,405,986
Reinvestment of distributions	856,042	391,979
Redemption of shares	(106,489)	(329,348)
Redemption fees	-	40
Increase in Net Assets from Capital Share Transactions	5,229,287	4,468,657
Increase in Net Assets	5,073,534	6,353,098

NET ASSETS
Beginning of Period	16,032,464	9,679,366
End of Period (Including line (a))	$21,105,998	$16,032,464

SHARE TRANSACTIONS
Sale of shares	289,701	288,962
Reinvestment of distributions	58,393	26,361
Redemption of shares	(7,035)	(22,394)
Increase in Shares	341,059	292,929

(a) Accumulated net investment loss	$(57,372)	$-

See Notes to Financial Statements.	25	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended December 31, 2014		For the Year Ended June 30, 2014	For the Year Ended June 30, 2013	July 1, 2011 (a) through June 30, 2012
NET ASSET VALUE, Beginning
of Period	$15.46		$13.01	$10.32	$10.00
INVESTMENT OPERATIONS
Net investment loss (b)	(0.05)		(0.09)	(0.04)	(0.05)
Net realized and unrealized
gain (loss)	0.57		3.06	2.73	0.37
Total from Investment Operations	0.52		2.97	2.69	0.32
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net realized gain	(0.66)		(0.52)	—	—
REDEMPTION FEES (b)	—		— (c)	—	—
NET ASSET VALUE, End of Period	$15.32		$15.46	$13.01	$10.32
TOTAL RETURN	3.55	%(d)	22.95%	26.07%	3.20	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$21,106	$16,032		$9,679	$6,423
Ratios to Average Net Assets:
Net investment loss	(0.64	)%(e)	(0.63)%	(0.38)%	(0.55	)%(e)
Net expense	1.10	%(e)	1.10%	1.10%	1.10	%(e)
Gross expense (f)	1.95	%(e)	2.08%	1.86%	3.45	%(e)
PORTFOLIO TURNOVER RATE	20	%(d)	32%	35%	24	%(d)

(a)		Commencement of operations.
(b)		Calculated based on average shares outstanding during each period.
(c)		Less than $0.01 per share.
(d)		Not annualized.
(e)		Annualized.
(f)		Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	26	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND
PERFORMANCE CHART AND ANALYSIS
DECEMBER 31, 2014

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in DF Dent Small Cap Growth Fund (the “Fund”) compared with the performance of the benchmark, the Russell 2000 Growth Index ("Russell 2000 Growth"), since inception. The Russell 2000 Growth, the Fund‘s primary performance benchmark, measures the performance of those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The total return of the Russell 2000 Growth includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Russell 2000 Growth does not include expenses. The Fund is professionally managed while the Russell 2000 Growth is unmanaged and is not available for investment.

Comparison of Change in Value of a $10,000 Investment
DF Dent Small Cap Growth Fund vs. Russell 2000 Growth Index

Average Annual Total Returns			Since Inception
Periods Ended December 31, 2014	Six Months	One Year	11/01/13
DF Dent Small Cap Growth Fund	3.94%	3.46%	11.14%
Russell 2000 Growth Index	3.31%	5.60%	10.91%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (866) 233-3368. As stated in the Fund’s current prospectus, the estimated annual operating expense ratio (gross) is 10.69%. However, the Fund’s adviser has contractually agreed to waive a portion of its fees and/or reimburse expenses to limit total operating expenses (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) to 1.25%, through October 31, 2019. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed within 60 days of purchase will be charged a 2.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

27	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014

	Security
Shares	Description	Value
Common Stock - 98.5%
Consumer Discretionary - 12.7%
822	Carter's, Inc.	$71,769
1,773	Chuy's Holdings, Inc. (a)	34,875
1,443	Dorman Products, Inc. (a)	69,654
3,738	IMAX Corp. (a)	115,504
1,284	Monro Muffler Brake, Inc.	74,215
2,658	Performance Sports Group, Ltd. (a)	47,817
679	Sotheby's	29,319
2,262	Zoe's Kitchen, Inc. (a)	67,657
		510,810
Consumer Staples - 5.1%
1,651	Calavo Growers, Inc.	78,092
3,814	Inventure Foods, Inc. (a)	48,591
850	PriceSmart, Inc.	77,537
		204,220
Energy - 2.6%
215	Core Laboratories NV	25,873
2,019	Laredo Petroleum, Inc. (a)	20,897
521	Oil States International, Inc. (a)	25,477
864	Unit Corp. (a)	29,462
		101,709
Financials - 11.6%
2,768	Financial Engines, Inc.	101,170
1,326	Glacier Bancorp, Inc.	36,823
2,354	OneBeacon Insurance Group, Ltd., Class A	38,135
1,097	ProAssurance Corp.	49,530
572	The Navigators Group, Inc. (a)	41,950
998	Waddell & Reed Financial, Inc., Class A	49,720
1,186	WSFS Financial Corp.	91,192
3,319	Xoom Corp. (a)	58,116
		466,636
Health Care - 17.3%
5,400	AAC Holdings, Inc. (a)	166,968
465	Atrion Corp.	158,105
1,088	Cepheid (a)	58,904
1,034	DexCom, Inc. (a)	56,922
2,545	ExamWorks Group, Inc. (a)	105,846
244	MWI Veterinary Supply, Inc. (a)	41,458
664	National Healthcare Corp.	41,726
2,682	Novadaq Technologies, Inc. (a)	44,575
400	The Advisory Board Co. (a)	19,592
		694,096

Industrials - 23.1%
3,090	Beacon Roofing Supply, Inc. (a)	85,902
4,157	Douglas Dynamics, Inc.	89,084
1,490	Envestnet, Inc. (a)	73,219
932	Exponent, Inc.	76,890
4,392	Healthcare Services Group, Inc.	135,845
864	MSC Industrial Direct Co., Inc.	70,200
8,029	Quality Distribution, Inc. (a)	85,429
3,048	Rexnord Corp. (a)	85,984
724	The Middleby Corp. (a)	71,748
2,378	WageWorks, Inc. (a)	153,547
		927,848
Information Technology - 26.1%
1,304	3D Systems Corp. (a)	42,862
7,318	Amber Road, Inc. (a)	74,790
1,192	Blackbaud, Inc.	51,566
2,712	Computer Modelling Group, Ltd.	27,872
697	CoStar Group, Inc. (a)	127,990
2,530	Dealertrack Technologies, Inc. (a)	112,104
2,039	Ellie Mae, Inc. (a)	82,213
854	FleetMatics Group PLC (a)	30,308
1,013	Guidewire Software, Inc. (a)	51,288
625	Littelfuse, Inc.	60,419
1,654	Monotype Imaging Holdings, Inc.	47,685
697	NVE Corp. (a)	49,341
539	Qualys, Inc. (a)	20,347
842	SPS Commerce, Inc. (a)	47,682
6,301	Tangoe, Inc. (a)	82,102
289	The Ultimate Software Group, Inc. (a)	42,430
882	Tyler Technologies, Inc. (a)	96,526
		1,047,525

Total Common Stock
(Cost $3,648,848)		3,952,844
Total Investments - 98.5%
(Cost $3,648,848)*		$3,952,844
Other Assets & Liabilities, Net – 1.5%		61,498
Net Assets – 100.0%		$4,014,342

PLC	Public Limited Company
(a)	Non-income producing security.

* Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$504,041
Gross Unrealized Depreciation	(200,045)
Net Unrealized Appreciation	$303,996

See Notes to Financial Statements.	28	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2014.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$3,952,844
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$3,952,844

The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by industry.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended December 31, 2014.

PORTFOLIO HOLDINGS
% of Net Assets
Consumer Discretionary	12.7%
Consumer Staples	5.1%
Energy	2.6%
Financials	11.6%
Health Care	17.3%
Industrials	23.1%
Information Technology	26.1%
Other Assets & Liabilities, Net	1.5%
100.0%

See Notes to Financial Statements.	29	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2014

ASSETS
Total investments, at value (Cost $3,648,848)	$3,952,844
Cash	66,833
Receivables:
Investment securities sold	30,663
Dividends and interest	3,798
From investment adviser	28,362
Prepaid expenses	1,911
Total Assets	4,084,411

LIABILITIES
Payables:
Investment securities purchased	41,343
Accrued Liabilities:
Trustees’ fees and expenses	17
Fund services fees	12,407
Other expenses	16,302
Total Liabilities	70,069

NET ASSETS	$4,014,342

COMPONENTS OF NET ASSETS
Paid-in capital	$3,718,794
Accumulated net investment loss	(3,224)
Accumulated net realized loss	(5,224)
Net unrealized appreciation	303,996
NET ASSETS	$4,014,342
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	358,346
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$11.20
*	Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	30	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 2014

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $58)	$17,052
Interest income	46
Total Investment Income	17,098

EXPENSES
Investment adviser fees	15,756
Fund services fees	64,199
Custodian fees	3,039
Registration fees	3,019
Professional fees	13,214
Trustees' fees and expenses	79
Miscellaneous expenses	7,294
Total Expenses	106,600
Fees waived and expenses reimbursed	(86,906)
Net Expenses	19,694

NET INVESTMENT LOSS	(2,596)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	19,108
Net change in unrealized appreciation (depreciation) on investments	201,211
NET REALIZED AND UNREALIZED GAIN	220,319
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$217,723

See Notes to Financial Statements.	31	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended December 31, 2014	November 1, 2013* through June 30, 2014
OPERATIONS
Net investment loss	$(2,596)	$(5,202)
Net realized gain	19,108	13,119
Net change in unrealized appreciation (depreciation)	201,211	102,785
Increase in Net Assets Resulting from Operations	217,723	110,702

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	(33,240)	-

CAPITAL SHARE TRANSACTIONS
Sale of shares	1,440,500	2,312,137
Reinvestment of distributions	33,193	-
Redemption of shares	-	(66,673)
Increase in Net Assets from Capital Share Transactions	1,473,693	2,245,464
Increase in Net Assets	1,658,176	2,356,166

NET ASSETS
Beginning of Period	2,356,166	-
End of Period (Including line (a))	$4,014,342	$2,356,166

SHARE TRANSACTIONS
Sale of shares	138,577	223,267
Reinvestment of distributions	3,096	-
Redemption of shares	-	(6,594)
Increase in Shares	141,673	216,673

(a) Accumulated net investment loss	$(3,224)	$(628)
* Commencement of operations.

See Notes to Financial Statements.	32	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended December 31, 2014		November 1, 2013 (a) through June 30, 2014
NET ASSET VALUE, Beginning of Period	$10.87		$10.00
INVESTMENT OPERATIONS
Net investment loss (b)	(0.01)		(0.03)
Net realized and unrealized gain (loss)	0.43		0.90
Total from Investment Operations	0.42		0.87
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	(0.09)		—
NET ASSET VALUE, End of Period	$11.20		$10.87
TOTAL RETURN	3.94	%(c)	8.70	%(c)

RATIOS/SUPPLEMENTARY DATA

Net Assets at End of Period (000's omitted)	$4,014		$2,356
Ratios to Average Net Assets:
Net investment loss	(0.16	)%(d)	(0.50	)%(d)
Net expenses	1.25	%(d)	1.25	%(d)
Gross expenses (e)	6.77	%(d)	10.69	%(d)
PORTFOLIO TURNOVER RATE	23	%(c)	37	%(c)

(a)		Commencement of operations.
(b)		Calculated based on average shares outstanding during each period.
(c)		Not annualized.
(d)		Annualized.
(e)		Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	33	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014

Note 1. Organization

DF Dent Premier Growth Fund is a diversified portfolio of Forum Funds (the “Trust”) and DF Dent Midcap Growth Fund and DF Dent Small Cap Growth Fund (individually, a “Fund” and, collectively the “Funds”) are non-diversified portfolios of the Trust. The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. The DF Dent Premier Growth Fund, the DF Dent Midcap Growth Fund and the DF Dent Small Cap Growth Fund commenced operations on July 16, 2001, July 1, 2011, and November 1, 2013, respectively. The Funds seek long-term capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any

34	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014

restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of December 31, 2014, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision

35	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014

is required. Each Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of December 31, 2014, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems shares of the DF Dent Midcap Growth Fund and the DF Dent Small Cap Growth Fund within 60 days of purchase may incur a redemption fee of 2.00% of the current net asset value of shares redeemed, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to each Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Cash – Concentration in Uninsured Account

For cash management purposes each Fund may concentrate cash with each Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of December 31, 2014, the DF Dent Premier Growth Fund and the DF Dent Midcap Growth Fund held $871,006 and $184,212, respectively as cash reserves at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.

Note 4. Fees and Expenses

Investment Adviser – D.F. Dent and Company, Inc. (the “Adviser”) is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from each Fund at an annual rate of 1.00% of each Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Funds do not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Funds for its distribution (12b-1) services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

36	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 5. Fees Waived

The Adviser has contractually agreed to reduce a portion of its fee and reimburse certain expenses through October 31, 2019, for the DF Dent Premier Growth Fund and the DF Dent Midcap Growth Fund, to the extent that total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) exceed 1.10% on the first $150 million of net assets and to the extent that annual operating expenses exceed 0.90% on net assets exceeding $150 million of each Fund. The Adviser has also contractually agreed to reduce a portion of its fee and reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) to 1.25% through October 31, 2019, for the DF Dent Small Cap Growth Fund. Other fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary fee waivers and reimbursements may be reduced or eliminated at any time. For the period ended December 31, 2014, fees waived were as follows:

	Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
DF Dent Premier Growth Fund	$91,001	$-	$38,888	$129,889
DF Dent Midcap Growth Fund	55,096	-	20,479	75,575
DF Dent Small Cap Growth Fund	15,756	47,922	23,228	86,906

Note 6. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended December 31, 2014, were as follows:

	Purchases	Sales
DF Dent Premier Growth Fund	$22,459,738	$44,058,474
DF Dent Midcap Growth Fund	7,601,973	3,582,341
DF Dent Small Cap Growth Fund	2,117,105	732,955

37	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014
Note 7. Federal Income Tax

As of June 30, 2014, distributable earnings (accumulated loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation	Total
DF Dent Premier Growth Fund	$-	$-	$(15,120,726)	$76,715,476	$61,594,750
DF Dent Midcap Growth Fund	56,361	322,032	-	3,682,697	4,061,090
DF Dent Small Cap Growth Fund	17,234	-	-	93,831	111,065

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to passive foreign investment holdings (PFICs), wash sales and short-term gains.

For tax purposes, the current deferred late year ordinary loss was $350,949 (realized during the period November 1, 2013 through June 30, 2014) for the DF Dent Premier Growth Fund. This loss will be recognized for tax purposes on the first business day of the Fund’s current fiscal year, July 1, 2014.

As of June 30, 2014, the DF Dent Premier Growth Fund had capital loss carryforwards to offset future capital gains of $14,769,777, expiring in 2018.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

38	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS
ADDITIONAL INFORMATION
DECEMBER 31, 2014

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (866) 233-3368 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 233-3368 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014, through December 31, 2014.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in

39	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS
ADDITIONAL INFORMATION
DECEMBER 31, 2014

comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	July 1, 2014	December 31, 2014	Period*	Ratio*
DF Dent Premier Growth Fund
Actual	$1,000.00	$1,052.74	$5.48	1.06%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.86	$5.40	1.06%
DF Dent Midcap Growth Fund
Actual	$1,000.00	$1,035.49	$5.64	1.10%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.66	$5.60	1.10%
DF Dent Small Cap Growth Fund
Actual	$1,000.00	$1,039.40	$6.43	1.25%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.90	$6.36	1.25%

*Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

40	DF DENT GROWTH FUNDS

DF DENT
GROWTH FUNDS

NASDAQ TICKER SYMBOLS
DF Dent Premier Growth Fund – DFDPX
DF Dent Midcap Growth Fund – DFDMX
DF Dent Small Cap Growth Fund – DFDSX

INVESTMENT ADVISER
D.F. Dent and Company, Inc.
Two East Read Street
Baltimore, MD 21202
www.dfdent.com

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
(866) 2DF-DENT
www.atlanticfundservices.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

221-SAR-1214

TABLE OF CONTENTS

Schedule of Investments	1
Statements of Assets and Liabilities	5
Statements of Operations	6
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	10
Additional Information	15

GOLDEN LARGE CAP CORE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014

	Security
Shares	Description	Value
Common Stock - 97.3%
Consumer Discretionary - 16.2%
28,382	Comcast Corp., Class A	$1,646,440
28,721	Foot Locker, Inc.	1,613,546
75,042	Ford Motor Co.	1,163,151
16,727	Hanesbrands, Inc.	1,867,068
17,742	Lear Corp.	1,740,135
25,842	Lowe's Cos., Inc.	1,777,930
18,245	Magna International, Inc.	1,983,049
17,886	The Home Depot, Inc.	1,877,493
		13,668,812
Consumer Staples - 10.6%
35,129	Archer-Daniels-Midland Co.	1,826,708
16,151	Centene Corp. (a)	1,677,281
24,282	CVS Health Corp.	2,338,599
25,359	Merck & Co., Inc.	1,440,138
46,606	Pinnacle Foods, Inc.	1,645,192
		8,927,918
Energy - 7.1%
17,975	ConocoPhillips	1,241,353
14,172	Exxon Mobil Corp.	1,310,201
22,226	Halliburton Co.	874,149
20,288	National Oilwell Varco, Inc.	1,329,473
24,802	Valero Energy Corp.	1,227,699
		5,982,875
Financials - 14.4%
11,525	Berkshire Hathaway, Inc., Class B (a)	1,730,479
18,461	Capital One Financial Corp.	1,523,956
70,619	E*TRADE Financial Corp. (a)	1,712,864
35,499	Lincoln National Corp.	2,047,227
44,923	Morgan Stanley	1,743,012
8,890	The Goldman Sachs Group, Inc.	1,723,149
38,251	Voya Financial, Inc.	1,621,077
		12,101,764
Health Care - 13.9%
7,306	Actavis PLC (a)	1,880,637
18,613	Aetna, Inc.	1,653,393
4,548	Biogen Idec, Inc. (a)	1,543,819
21,257	Cardinal Health, Inc.	1,716,078
18,182	Gilead Sciences, Inc. (a)	1,713,835
10,930	Johnson & Johnson	1,142,950
9,787	McKesson Corp.	2,031,585
		11,682,297
Industrials - 10.1%
41,570	Delta Air Lines, Inc.	2,044,828
12,003	Northrop Grumman Corp.	1,769,122
46,683	Southwest Airlines Co.	1,975,625
40,574	Spirit AeroSystems Holdings, Inc., Class A (a)	1,746,305
36,125	Trinity Industries, Inc.	1,011,861
		8,547,741

Information Technology - 23.3%
17,521	Apple, Inc.	1,933,968
43,351	ARRIS Group, Inc. (a)	1,308,767
54,842	Cisco Systems, Inc.	1,525,430
16,647	DST Systems, Inc.	1,567,315
21,832	Facebook, Inc., Class A (a)	1,703,333
43,294	Hewlett-Packard Co.	1,737,388
112,758	Marvell Technology Group, Ltd.	1,634,991
57,251	Micron Technology, Inc. (a)	2,004,357
30,499	Microsoft Corp.	1,416,679
32,606	Oracle Corp.	1,466,292
17,647	QUALCOMM, Inc.	1,311,702
20,486	SanDisk Corp.	2,007,218
		19,617,440
Materials - 1.7%
32,377	The Dow Chemical Co.	1,476,715

Total Common Stock
(Cost $66,344,558)		82,005,562
Total Investments - 97.3%
(Cost $66,344,558)*		$82,005,562
Other Assets & Liabilities, Net – 2.7%		2,295,482
Net Assets – 100.0%		$84,301,044

PLC	Public Limited Company
(a)	Non-income producing security.

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$17,653,639
Gross Unrealized Depreciation	(1,992,635)
Net Unrealized Appreciation	$15,661,004

See Notes to Financial Statements.	1

GOLDEN LARGE CAP CORE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2014.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$82,005,562
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$82,005,562

The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by industry.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended December 31, 2014.

PORTFOLIO HOLDINGS
% of Net Assets
Consumer Discretionary	16.2%
Consumer Staples	10.6%
Energy	7.1%
Financials	14.4%
Health Care	13.9%
Industrials	10.1%
Information Technology	23.3%
Materials	1.7%
Other Assets & Liabilities, Net	2.7%
100.0%

See Notes to Financial Statements.	2

GOLDEN SMALL CAP CORE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014

	Security
Shares	Description	Value
Common Stock - 97.3%
Consumer Discretionary - 13.5%
9,524	Capella Education Co.	$732,967
12,726	Drew Industries, Inc. (a)	649,917
14,462	Gentherm, Inc. (a)	529,599
28,731	LifeLock, Inc. (a)	531,811
41,697	Ruth's Hospitality Group, Inc.	625,455
12,405	Skechers U.S.A., Inc., Class A (a)	685,376
20,200	Tower International, Inc. (a)	516,110
13,279	Universal Electronics, Inc. (a)	863,533
		5,134,768
Consumer Staples - 5.0%
18,937	Cal-Maine Foods, Inc.	739,111
31,466	Nutrisystem, Inc.	615,161
65,971	Supernus Pharmaceuticals, Inc. (a)	547,559
		1,901,831
Energy - 3.7%
16,799	Green Plains, Inc.	416,279
15,544	Matrix Service Co. (a)	346,942
43,787	Trecora Resources (a)	643,669
		1,406,890
Financials - 19.0%
15,590	Amtrust Financial Services, Inc.	876,937
20,625	Arlington Asset Investment Corp.	548,831
15,656	Employers Holdings, Inc.	368,072
12,455	FBL Financial Group, Inc., Class A	722,764
19,411	Federated National Holding Co.	468,970
20,480	HFF, Inc., Class A (a)	735,642
29,355	Home Loan Servicing Solutions, Ltd.	573,010
41,048	Maiden Holdings, Ltd.	525,004
10,199	Piper Jaffray Cos. (a)	592,460
11,009	ProAssurance Corp.	497,056
18,895	QTS Realty Trust, Inc., Class A REIT	639,407
30,070	United Insurance Holdings Corp.	660,036
		7,208,189
Health Care - 14.6%
12,707	Amsurg Corp. (a)	695,454
7,638	Centene Corp. (a)	793,206
15,375	HealthSouth Corp.	591,323
14,569	Insys Therapeutics, Inc. (a)	614,229
12,372	Lannett Co., Inc. (a)	530,511
18,288	NuVasive, Inc. (a)	862,462
55,634	PDL BioPharma, Inc.	428,938
21,744	PharMerica Corp. (a)	450,318
39,546	Select Medical Holdings Corp.	569,463
		5,535,904

Industrials - 13.8%
35,959	Blount International, Inc. (a)	631,800
11,571	Deluxe Corp.	720,295
11,848	EMCOR Group, Inc.	527,117
9,478	EnerSys	584,982
39,807	Enphase Energy, Inc. (a)	568,842
15,204	ITT Corp.	615,154
34,647	RPX Corp. (a)	477,436
7,945	The Greenbrier Cos., Inc.	426,885
5,441	UniFirst Corp.	660,809
		5,213,320
Information Technology - 19.0%
32,290	AVG Technologies NV (a)	637,405
21,943	Benchmark Electronics, Inc. (a)	558,230
70,237	Brocade Communications Systems, Inc.	831,606
36,293	Inphi Corp. (a)	670,695
11,368	j2 Global, Inc.	704,816
69,784	Lattice Semiconductor Corp. (a)	480,812
25,398	OmniVision Technologies, Inc. (a)	660,348
52,329	RF Micro Devices, Inc. (a)	868,138
28,069	Sanmina Corp. (a)	660,463
39,875	TiVo, Inc. (a)	472,120
22,171	Unisys Corp. (a)	653,601
		7,198,234
Materials - 1.7%
47,714	Graphic Packaging Holding Co. (a)	649,865

Technology - 3.3%
34,368	Integrated Device Technology, Inc. (a)	673,613
16,348	Tessera Technologies, Inc.	584,604
		1,258,217
Telecommunications - 1.9%
37,542	Inteliquent, Inc.	736,950

Utilities - 1.8%
10,862	New Jersey Resources Corp.	664,754

Total Common Stock
(Cost $30,647,860)		36,908,922
Total Investments - 97.3%
(Cost $30,647,860)*		$36,908,922
Other Assets & Liabilities, Net – 2.7%		1,008,716
Net Assets – 100.0%		$37,917,638

REIT	Real Estate Investment Trust
(a)	Non-income producing security.

See Notes to Financial Statements.	3

* Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$6,735,821
Gross Unrealized Depreciation	(474,759)
Net Unrealized Appreciation	$6,261,062

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2014.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$36,908,922
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$36,908,922

The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by industry.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended December 31, 2014.

PORTFOLIO HOLDINGS
% of Net Assets
Consumer Discretionary	13.5%
Consumer Staples	5.0%
Energy	3.7%
Financials	19.0%
Health Care	14.6%
Industrials	13.8%
Information Technology	19.0%
Materials	1.7%
Technology	3.3%
Telecommunications	1.9%
Utilities	1.8%
Other Assets & Liabilities, Net	2.7%
100.0%

See Notes to Financial Statements.	4

GOLDEN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2014

	GOLDEN LARGE CAP CORE FUND	GOLDEN SMALL CAP CORE FUND
ASSETS
Total investments, at value (Cost $66,344,558 and $30,647,860, respectively)	$82,005,562	$36,908,922
Cash	1,517,834	513,429
Receivables:
Fund shares sold	1,236,547	514,960
Dividends and interest	56,262	82,517
Total Assets	84,816,205	38,019,828

LIABILITIES
Payables:
Fund shares redeemed	-	22,565
Distributions payable	468,620	50,201
Accrued Liabilities:
Investment adviser fees	46,531	29,416
Trustees’ fees and expenses	10	8
Total Liabilities	515,161	102,190

NET ASSETS	$84,301,044	$37,917,638

COMPONENTS OF NET ASSETS
Paid-in capital	$67,999,853	$83,068,813
Undistributed (distributions in excess of) net investment income	(36)	54,049
Accumulated net realized gain (loss)	640,223	(51,466,286)
Net unrealized appreciation	15,661,004	6,261,062
NET ASSETS	$84,301,044	$37,917,638
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	5,947,130	2,166,269
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$14.18	$17.50

See Notes to Financial Statements.	5

GOLDEN FUNDS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 2014

	GOLDEN LARGE CAP CORE FUND	GOLDEN SMALL CAP CORE FUND
INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $2,060 and $333, respectively)	$530,304	$192,562
Interest income	809	452
Total Investment Income	531,113	193,014

EXPENSES
Investment adviser fees	275,419	138,955
Trustees' fees and expenses	1,895	574
Total Expenses	277,314	139,529
Fees waived and expenses reimbursed	(1,896)	(574)
Net Expenses	275,418	138,955

NET INVESTMENT INCOME	255,695	54,059

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	1,332,132	363,427
Net change in unrealized appreciation (depreciation) on investments	3,808,307	1,061,767
NET REALIZED AND UNREALIZED GAIN	5,140,439	1,425,194
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,396,134	$1,479,253

See Notes to Financial Statements.	6

GOLDEN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	GOLDEN LARGE CAP CORE FUND		GOLDEN SMALL CAP CORE FUND
		Shares		Shares
NET ASSETS JUNE 30, 2013	$27,672,273		$20,092,515
OPERATIONS
Net investment income	442,586		61,453
Net realized gain	4,585,545		3,508,159
Net change in unrealized appreciation (depreciation)	5,582,966		1,081,795
Increase in Net Assets Resulting from Operations	10,611,097		4,651,407
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(341,915)		(289,247)
Net realized gain	(5,379,420)		-
Total Distributions to Shareholders	(5,721,335)		(289,247)
CAPITAL SHARE TRANSACTIONS
Sale of shares	47,332,098	3,536,968	2,525,935	157,893
Reinvestment of distributions	651,562	52,404	38,250	2,450
Redemption of shares	(7,928,946)	(599,319)	(4,848,709)	(317,535)
Increase (Decrease) in Net Assets from Capital Share Transactions	40,054,714	2,990,053	(2,284,524)	(157,192)
Increase in Net Assets	44,944,476		2,077,636
NET ASSETS JUNE 30, 2014 (Including line (a))	$72,616,749		$22,170,151
OPERATIONS
Net investment income	255,695		54,059
Net realized gain	1,332,132		363,427
Net change in unrealized appreciation (depreciation)	3,808,307		1,061,767
Increase in Net Assets Resulting from Operations	5,396,134		1,479,253
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(499,617)		(55,322)
Net realized gain	(3,031,335)		-
Total Distributions to Shareholders	(3,530,952)		(55,322)
CAPITAL SHARE TRANSACTIONS
Sale of shares	16,858,086	1,187,572	16,415,772	969,743
Reinvestment of distributions	339,672	24,539	5,120	293
Redemption of shares	(7,378,645)	(518,130)	(2,097,336)	(126,859)
Increase in Net Assets from Capital Share Transactions	9,819,113	693,981	14,323,556	843,177
Increase in Net Assets	11,684,295		15,747,487
NET ASSETS DECEMBER 31, 2014 (Including line (b))	$84,301,044		$37,917,638
(a) Undistributed net investment income June 30, 2014	$243,886		$55,312
(b) Undistributed net investment income	$(36)		$54,049

See Notes to Financial Statements.	7

GOLDEN LARGE CAP CORE FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended December 31, 2014			For the Year Ended June 30
			2014	2013	2012	2011	2010
NET ASSET VALUE, Beginning of Period	$13.82		$12.23	$11.3	$11.1	$8.72	$8.04
INVESTMENT OPERATIONS
Net investment income (a)	0.05		0.12	0.13	0.11	0.11	0.12
Net realized and unrealized gain	0.93		3.06	2.09	0.35 (b)	2.4	0.69
Total from Investment Operations	0.98		3.18	2.22	0.46	2.51	0.81

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.09)		(0.09)	(0.19)	(0.26)	(0.13)	(0.13)
Net realized gain	(0.53)		(1.50)	(1.10)	—	—	—
Total Distributions to Shareholders	(0.62)		(1.59)	(1.29)	(0.26)	(0.13)	(0.13)
NET ASSET VALUE, End of Period	$14.18		$13.82	$12.23	$11.3	$11.1	$8.72
TOTAL RETURN	7.16	%(c)	27.56%	21.68%	4.44%	28.85%	9.90%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$84,301		$72,617	$27,672	$34,896	$142,756	$156,712
Ratios to Average Net Assets:
Net investment income	0.65	%(d)	0.92%	1.13%	1.06%	1.04%	1.33%
Net expenses	0.70	%(d)	0.70%	0.70%	0.70%	0.70%	0.70%
Gross expenses (e)	0.70	%(d)	0.70%	0.70%	0.71%	0.70%	0.70%
PORTFOLIO TURNOVER RATE	27	%(c)	70%	72%	42%	57%	49%

(a)	Calculated based on average shares outstanding during each period.
(b)
The net realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended June 30, 2012, primarily due to the timing of the sales and repurchases of the fund's shares in relation to fluctuating market values for the Fund's portfolio.

(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	8

GOLDEN SMALL CAP CORE FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended December 31, 2014		For the Year Ended June 30
			2014	2013	2012	2011	2010
NET ASSET VALUE, Beginning of Period	$16.76		$13.57	$10.64	$11.10	$7.90	$6.98
INVESTMENT OPERATIONS
Net investment income (loss) (a)	0.04		0.05	0.16	(0.01)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	0.73		3.36	2.77	(0.45)	3.22	0.95
Total from Investment Operations	0.77		3.41	2.93	(0.46)	3.20	0.92

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.03)		(0.22)	—	—	—	—
NET ASSET VALUE, End of Period	$17.50		$16.76	$13.57	$10.64	$11.10	$7.90
TOTAL RETURN	4.57	%(b)	25.21%	27.54%	(4.14)%	40.51%	13.18%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$37,918	$22,170		$20,093	$27,427	$53,300	$104,235
Ratios to Average Net Assets:
Net investment income (loss)	0.43	%(c)	0.30%	1.32%	(0.12)%	(0.20)%	(0.39)%
Net expenses	1.10	%(c)	1.10%	1.10%	1.10%	1.10%	1.10%
Gross expenses (d)	1.10	%(c)	1.10%	1.10%	1.11%	1.10%	1.10%
PORTFOLIO TURNOVER RATE	28	%(b)	68%	52%	56%	55%	55%

(a)				Calculated based on average shares outstanding during each period.
(b)				Not annualized.
(c)				Annualized.
(d)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	9

GOLDEN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014

Note 1. Organization

Golden Large Cap Core Fund and Golden Small Cap Core Fund (individually, a “Fund” and, collectively the “Funds”) are diversified portfolios of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Each Fund currently offers two classes of shares: Institutional Shares and Investor Shares. As of December 31, 2014, Investor Shares had not commenced operations. Golden Large Cap Core Fund seeks to achieve long-term capital appreciation. Golden Small Cap Core Fund seeks to achieve maximum long-term total return. Each Fund commenced operations on September 13, 2005.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular

10

GOLDEN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014

 reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of December 31, 2014, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of December 31, 2014, there are no uncertain tax positions that

11

GOLDEN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014

would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Cash – Concentration in Uninsured Account

For cash management purposes each Fund may concentrate cash with each Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of December 31, 2014, the Golden Large Cap Core Fund and Golden Small Cap Core Fund held $1,267,834 and $263,429, respectively as cash reserves at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.

Note 4. Fees and Expenses

Investment Adviser – Golden Capital Management, LLC (the “Adviser”) is the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 0.70% and 1.10% of the average daily net assets of Golden Large Cap Core Fund and Golden Small Cap Core Fund, respectively. Under the terms of the Investment Advisory Agreement, the Adviser provides investment advisory services to the Funds and is obligated to pay all expenses of the Funds except portfolio transaction expenses, borrowing costs, interest, taxes, certain compensation and expenses of the Board, any expenses the Funds are authorized to pay under Rule 12b-1, and extraordinary expenses.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Funds do not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Funds for its distribution (12b-1) services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). The Trustees and Chairman may receive additional fees for

12

GOLDEN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014

special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 5. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive its fees and/or reimburse certain expenses through October 31, 2015, to limit total annual operating expenses to 0.70% (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses  and extraordinary expenses) for Institutional Shares of the Golden Large Cap Core Fund. The Adviser also contractually agreed to waive a portion of its fees and reimburse certain expenses through October 31, 2015, to limit total annual operating expenses to 1.10% (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses  and extraordinary expenses) for Institutional Shares of the Golden Small Cap Core Fund. For the period ended December 31, 2014, fees waived and reimbursed were as follows:

Investment Adviser Reimbursement
Golden Large Cap Core Fund	$1,896
Golden Small Cap Core Fund	574

Note 6. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended December 31, 2014, were as follows:

	Purchases	Sales
Golden Large Cap Core Fund	$26,505,231	$21,185,214
Golden Small Cap Core Fund	20,760,829	7,279,238

Note 7. Federal Income Tax

As of June 30, 2014, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation	Total
Golden Large Cap Core Fund	$726,107	$1,965,832	$-	$11,744,070	$14,436,009
Golden Small Cap Core Fund	55,312	-	(51,815,294)	5,184,876	(46,575,106)

13

GOLDEN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, short term gains and investments in real estate investment trusts.

As of June 30, 2014, capital loss carryforwards to offset future capital gains were as follows with the respective expiration dates:

2018
Golden Small Cap Core Fund	$51,815,294

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

14

GOLDEN FUNDS
ADDITIONAL INFORMATION
DECEMBER 31, 2014

Investment Advisory Agreement Approval

 At the December 12, 2014 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between Golden Capital Management, LLC (the “Adviser”) and the Trust pertaining to the Funds (the “Advisory Agreement”). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf. The Board also discussed the materials with Independent Trustee counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was assisted by the advice of Independent Trustee counsel.

In evaluating the Advisory Agreement for the Funds, the Board reviewed written materials furnished by the Adviser and the administrator, including information regarding the Adviser's personnel, operations and financial condition. In addition, the Board recognized that the evaluation process with respect to the Adviser is an ongoing one and, in this regard, the Board considered information provided at regularly scheduled meetings during the past year, including, among other things, information concerning the Fund’s performance and services provided by the Adviser.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the Funds by the Adviser, including information on the investment performance of the Funds and Adviser; (2) the costs of the services provided and profitability to the Adviser of its relationship with the Funds; (3) the advisory fee and total expense ratio of the Funds compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Funds grow and whether the advisory fee enables each Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Funds.

Nature, Extent and Quality of Services

Based on written materials received, a presentation from a senior representative of the Adviser and a discussion with the Adviser about the Adviser’s personnel, operations and financial condition and with the Trust’s CCO about the Adviser, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio manager and other personnel at the Adviser with principal responsibility for the Funds, as well as the investment philosophy and decision-making process of those professionals and the capability and integrity of the Adviser’s senior management and staff.

The Board considered also the adequacy of the Adviser’s resources. The Board noted the Adviser’s representations that the firm is in stable financial condition, that the firm’s financial condition would not impair its ability to provide high-quality advisory services to the Funds. Based on the presentation and the materials provided by the Adviser in connection with the Board’s consideration of the renewal of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Funds under the Advisory Agreement.

15

GOLDEN FUNDS
ADDITIONAL INFORMATION
DECEMBER 31, 2014

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Funds, the Board reviewed the performance of the Funds compared to their respective benchmarks. With respect to the Golden Large Cap Core Fund (the “Large Cap Core Fund”), the Board observed that the Fund outperformed the S&P 500 and the Russell 1000 Index, the Fund’s benchmark indices, for the one-year and three-year periods ended September 30, 2014. The Board observed also that the Large Cap Core Fund had only slightly underperformed each benchmark index for the five-year period ended September 30, 2014. With respect to the Golden Small Cap Core Fund (the “Small Cap Core Fund”), the Board observed that the Fund had outperformed its benchmark indices, the Russell 2000 Index and S&P 600 Index, for the one-year and three-year periods ended September 30, 2014. The Board observed also that, although the Small Cap Core Fund had slightly underperformed the S&P 600 during the five-year period ended September 30, 2014, it had outperformed the Russell 2000 Index for the same period. The Board noted the Adviser’s view that the recent performance of the Funds was excellent, and that the Adviser’s view that such performance was largely attributable to the Adviser’s broad-based, diversified investment philosophy and quantitative framework for evaluation of stock selection.

The Board also considered each Fund’s performance relative to its Lipper, Inc. (“Lipper”) peer group, noting that, based on the information provided by Lipper, the Large Cap Core Fund outperformed the median of its Lipper peer group for the one-year, three-year, and five-year periods ended September 30, 2014. The Board also noted that the Small Cap Core Fund outperformed the median of its Lipper peer group for the one-year and three-year periods ended September 30, 2014, but slightly underperformed the median of its Lipper peer group for the five-year period ended September 30, 2014. Based on the foregoing, the Board determined that each Fund’s performance was reasonable and that the Funds and their shareholders could benefit from the Adviser’s management.

Compensation

The Board evaluated the Adviser’s compensation for providing advisory services to the Funds and analyzed comparative information on “actual” advisory fee rates and actual total expenses of each Fund’s relevant Lipper peer group. Thus, the Board reviewed peer data both on a gross basis and net of applicable waivers. The Board noted that the Adviser’s actual advisory fee rate for the Large Cap Core Fund was slightly higher than the median of its Lipper peer group, but that the actual total expense ratio was the lowest of its Lipper peer group. The Board noted that the Adviser’s actual advisory fee rate for the Small Cap Core Fund was among the highest in the peer group, but that actual total expenses for the Small Cap Core Fund were lower than those of the median of the peer group.

The Board further noted the Adviser’s representation that the Funds each pay the Adviser a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Funds, other than taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, and extraordinary expenses. The Board noted that, under the unified fee structure, the unified fee is intended to provide for various services, including investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services. It was noted that, by contrast, most other funds are

16

GOLDEN FUNDS
ADDITIONAL INFORMATION
DECEMBER 31, 2014

charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. The Board noted the Adviser’s representation that it believes the unified fee structure is a benefit to shareholders of the Funds because it clearly discloses to shareholders the cost of owning shares of each Fund and, because the unified fee cannot be increased without a vote of shareholders, it shifts the risk of increased costs of operating the Funds to the Adviser, providing a direct incentive to minimize administrative inefficiencies. Based on the foregoing, the Board concluded that the Adviser’s advisory fee rate charged to each Fund was reasonable.

Cost of Services and Profitability

The Board considered information provided by the Adviser regarding the costs of services and its profitability with respect to each Fund. In this regard, the Board considered the Adviser’s resources devoted to each Fund, as well as the Adviser’s discussion of the aggregate costs and profitability of its mutual fund activities. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of the Funds were reasonable in the context of all factors considered.

Economies of Scale

The Board considered whether either Fund would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that each Fund could benefit from economies of scale as assets grow, but that the Adviser had determined that breakpoints were not appropriate at this time. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the continuation of the Advisory Agreement.

Other Benefits

The Board noted the Adviser’s representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Funds. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Funds were not a material factor in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.

17

GOLDEN FUNDS
ADDITIONAL INFORMATION
DECEMBER 31, 2014

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (800) 206-8610 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 206-8610 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014, through December 31, 2014.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

18

GOLDEN FUNDS
ADDITIONAL INFORMATION
DECEMBER 31, 2014

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	July 1, 2014	December 31, 2014	Period*	Ratio*
Golden Large Cap Core
Actual	$1,000.00	$1,071.60	$3.66	0.70%
Hypothetical (5% return before taxes)	$1,000.00	$1,021.68	$3.57	0.70%

Golden Small Cap Core
Actual	$1,000.00	$1,045.70	$5.67	1.10%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.66	$5.60	1.10%

*
Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

19

FOR MORE INFORMATION

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

Golden Large Cap Core Fund

Golden Small Cap Core Fund

GOLDEN
CAPITAL MANAGEMENT

Golden Funds
P.O. Box 588
Portland, ME 04112
(800) 206-8610

213-SAR-1214

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.
(a)	Included as part of report to shareholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant                      Forum Funds

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer
Date	February 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer
Date	February 20, 2015

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer
Date	February 20, 2015